As filed with the Securities and Exchange Commission on November 30, 2006


                                                       Registration No. 33-43446
                                                                        811-6444

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                               -------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 60

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 60

                      LEGG MASON PARTNERS INVESTMENT TRUST
               (exact name of Registrant as Specified in Charter)

                   125 Broad Street, New York, New York 10004
                    (Address of Principal Executive Offices)

                                 (800) 451-2010
              (Registrant's telephone number, including Area Code)

                                Robert I. Frenkel
                            300 First Stamford Place
                           Stamford, Connecticut 06902
                     (Name and Address of agent for service)

                                    Copy to:

                             Burton M. Leibert, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                          New York, New York 10019-6099

                                   Continuous
                     (Approximate Date of Proposed Offering)

                               -------------------


It is proposed that this filing will become effective on November 30, 2006 pursuant to paragraph (b) of Rule 485.

Legg Mason Partners
Large Cap Growth Fund
Class A, B, C, FI, R and I Shares

--------------------------------------------------------------------------------

                              P R O S P E C T U S

--------------------------------------------------------------------------------


                                 March 30, 2006,
                                      as amended
                               November 30, 2006


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statements to the contrary is a crime.


[LOGO]
 LEGG
MASON


--------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

"Smith Barney" is a service mark of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisors. Legg Mason and its affiliates, as well as the fund's investment manager, are not affiliated with Citigroup.

Legg Mason Partners
Large Cap Growth Fund

                                    Contents

Investments, risks and performance ........................................    2


More on the fund's investments ............................................    7

Management ................................................................    8

Choosing a class of shares to buy .........................................   11

Comparing the fund's classes ..............................................   13

Sales charges .............................................................   15

More about contingent deferred sales charges ..............................   19

Retirement and institutional investors ....................................   19

Buying shares .............................................................   23

Exchanging shares .........................................................   24

Redeeming shares ..........................................................   26

Other things to know about transactions ...................................   28

Dividends, distributions and taxes ........................................   31

Share price ...............................................................   33

Financial highlights ......................................................   35

Prior to April 7, 2006, the fund was known as Smith Barney Large Cap Growth
Fund.

Investments, risks and performance

Investment objective

The fund seeks long-term growth of capital.

Principal investment strategies

Key investments


Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the "Index"). The size of the companies in the Index changes with market conditions and the composition of the Index. As of October 31, 2006, the largest market capitalization of a company was approximately $432.1 billion and the smallest market capitalization was approximately $1.4 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund's 80% investment policy. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.


Selection process

The portfolio manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The portfolio manager attempts to identify established large capitalization companies with the highest growth potential. The portfolio manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio manager attempts to identify the best values available among the growth companies identified.

     In selecting individual companies for investment, the portfolio manager considers:

o    Favorable earnings prospects
o    Technological innovation
o    Industry dominance
o    Competitive products and services
o    Global scope
o    Long-term operating history
o Consistent and sustainable long-term growth in dividends and earnings per share
o    Strong cash flow
o    High return on equity
o    Strong financial condition
o    Experienced and effective management


2   Legg Mason Partners Funds

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, as a result of the following:

o U.S. stock markets decline or perform poorly relative to other types of investments
o An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
o    Large capitalization stocks fall out of favor with investors
o The portfolio manager 's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

Who may want to invest

The fund may be an appropriate investment if you:

o Are seeking to participate in the long-term growth potential of the U.S. stock market
o Are looking for an investment with potentially greater return but higher risk than fixed income investments
o    Are willing to accept the risks of the stock market

Performance information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the return of a broad-based unmanaged securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I(1) shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of period. Performance information for Class FI and Class R shares is not provided as these classes are newly offered as of the date of this Prospectus. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



                                  Legg Mason Partners Large Cap Growth Fund    3

Total Return for Class A Shares

   [The following table was depicted as a bar chart in the printed material.]

       98       99       00         01         02        03      04      05
       --       --       --         --         --        --      --      --
     56.00%   30.84%   (8.78)%   (12.79)%   (25.58)%   46.74%   0.23%   5.12%

                        Calendar years ended December 31

Highest and lowest quarter returns (for periods shown in the bar chart):


Highest: 38.99% in 4th quarter 1998; Lowest: (18.50)% in 2nd quarter 2002. Year-to-date: (1.09)% through 9/30/06.

(1)  As of November 20, 2006, Class Y shares were renamed Class I shares.



4   Legg Mason Partners Funds

-----------------------------------------------------------------------------------
Average Annual Total Returns (for periods ended December 31, 2005)
-----------------------------------------------------------------------------------

                                                                 Since    Inception
                                           1 year    5 years   Inception     Date
===================================================================================
Class A
-----------------------------------------------------------------------------------

Return before taxes(1)                     (0.91)%   (1.11)%     7.71%    08/29/97
-----------------------------------------------------------------------------------
Return after taxes on distributions(1)(2)  (0.91)%   (1.11)%     7.65%
-----------------------------------------------------------------------------------
Return after taxes on distributions and
sale of fund shares(1)(2)                  (0.59)%   (0.94)%     6.76%
-----------------------------------------------------------------------------------
Other Classes (Return before taxes only)
-----------------------------------------------------------------------------------
Class B                                    (0.65)%   (0.88)%     7.67%    08/29/97
-----------------------------------------------------------------------------------
Class C                                     3.35%    (0.69)%     7.66%    08/29/97
-----------------------------------------------------------------------------------
Class I(3)                                  5.52%     0.44%      8.18%    10/15/97
-----------------------------------------------------------------------------------
Russell 1000 Growth Index(4)                5.26%    (3.58)%     2.92%       (5)
-----------------------------------------------------------------------------------

(1) On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.
(3)  As of November 20, 2006, Class Y shares were renamed Class I shares.
(4) The Russell 1000 Growth Index is an unmanaged index considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.
(5)  Index comparison begins on August 29, 1997.


                                  Legg Mason Partners Large Cap Growth Fund    5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

------------------------------------------------------------------------------------------------------------
Shareholder Fees
------------------------------------------------------------------------------------------------------------
(fees paid directly from your
investment)                               Class A    Class B    Class C    Class FI    Class R    Class I(1)
============================================================================================================
Maximum sales charge (load) imposed
on purchases (as a % of offering price)    5.75%      None       None       None        None        None
------------------------------------------------------------------------------------------------------------

Maximum contingent deferred sales charge
(load) (as a % of the lower of net asset
value at purchase or redemption)           None(2)    5.00%     1.00%(3)    None        None        None
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
------------------------------------------------------------------------------------------------------------
(expenses deducted from
fund assets)                              Class A    Class B    Class C    Class FI    Class R    Class I(1)
============================================================================================================

Management fee(4)                          0.72%      0.72%      0.72%       0.72%      0.72%        0.72%
------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees      0.25%      1.00%      1.00%       0.25%      0.50%        None
------------------------------------------------------------------------------------------------------------
Other expenses(5)                          0.14%      0.16%      0.13%       0.16%      0.16%        0.01%
------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses       1.11%      1.88%(6)   1.85%(6)    1.13%      1.38%        0.73%
------------------------------------------------------------------------------------------------------------

(1)  As of November 20, 2006, Class Y shares were renamed Class I shares.
(2) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
(3) As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4) Effective October 1, 2005, the fund has the management fee schedule that reduces the investment management fee on assets in excess of $1 billion as follows: 0.750% on assets up to $1 billion; 0.725% on assets in excess of $1 billion up to and including $2 billion; 0.700% on assets in excess of $2 billion and up to and including $5 billion; 0.675% on assets in excess of $5 billion and up to and including $10 billion; and 0.650% on assets in excess of $10 billion. The "Management Fees" and "Total annual fund operating expenses" in the table above have been restated to reflect the new fee schedule.
(5) The amounts set forth in "Other expenses" for Class A, B, C and I shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006. The amounts set forth in "Other expenses" for Class FI and Class R shares have been estimated based on "Other expenses" of other classes of the fund but also include a fee for recordkeeping services.
(6) Following the fund's proposed acquisition of the assets of Legg Mason Partners Technology Fund, the pro forma total annual fund operating expenses of Class B and C shares are expected to be 1.90% and 1.86%. As of the reorganization date, management has contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.88% for Class B and 1.85% for Class C until April 1, 2008.


Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

o    You invest $10,000 in the fund for the period shown
o Your investment has a 5% return each year--the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
o    You reinvest all distributions and dividends without a sales charge
o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


6   Legg Mason Partners Funds

---------------------------------------------------------------------------------------
Number of Years You Own Your Shares
---------------------------------------------------------------------------------------
                                          1 year      3 years    5 years      10 years
=======================================================================================

Class A (with or without redemption)       $682        $907       $1,150      $1,846

---------------------------------------------------------------------------------------
Class B (redemption at end of period)      $691        $890       $1,114      $1,995(1)
---------------------------------------------------------------------------------------
Class B (no redemption)                    $191        $590       $1,014      $1,995(1)
---------------------------------------------------------------------------------------
Class C (with redemption)                  $288        $581       $1,000      $2,167
---------------------------------------------------------------------------------------
Class C (no redemption)                    $188        $581       $1,000      $2,167
---------------------------------------------------------------------------------------

Class FI (with or without redemption)      $115        $358       $  621      $1,370
---------------------------------------------------------------------------------------
Class R (with or without redemption)       $140        $437       $  755      $1,657
---------------------------------------------------------------------------------------

Class I(2) (with or without redemption)    $ 75        $234       $  407      $  908
---------------------------------------------------------------------------------------

(1) Assumes conversion to Class A shares approximately eight years after purchase.
(2)  As of November 20, 2006, Class Y shares were renamed Class I shares.

More on the fund's investments


The fund's investment objectives and principal investment strategies are described under the section entitled "Investments, risks and performance." This section provides further information about the investment strategies that may be used by the fund.


Foreign investments

The fund may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of United States issuers. Many foreign countries the fund invests in have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Short-term investments

While the fund intends to invest substantially all of its assets in equity securities, the fund may maintain up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any


                                  Legg Mason Partners Large Cap Growth Fund    7
percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Other investments


As a non-principal investment strategy, the fund may invest up to 20% of its assets in equity securities of companies with total market capitalizations below $5 billion (i.e., medium or small capitalization companies).


     The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its objective.

Portfolio holdings


The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the SAI.


Management


Manager and subadviser

Legg Mason Partners Fund Advisor, LLC ("LMPFA" or the "manager") is the fund's investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC ("ClearBridge" or the "subadvisor") provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, which is performed by LMPFA.


     ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. ("Legg Mason") in December 2005.


     LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason's asset management operation had aggregate assets under management of approximately $891 billion.


     Prior to August 1, 2006, Smith Barney Fund Management LLC ("SBFM") was the fund's investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio manager

     Alan Blake, investment officer of the subadviser, has been responsible for the day-to-day management of the fund's portfolio since its inception in 1997.

     The SAI provides additional information about the portfolio manager's compensation, any other accounts managed by the portfolio manager, and any fund shares held by the


8    Legg Mason Partners Funds
portfolio manager and has more detailed information about the manager, the subadviser and other fund service providers.

Management fee

For its services, SBFM received a fee during the fund's last fiscal year equal on an annual basis to 0.74% of the fund's average daily net assets.

     A discussion regarding the basis for the Board's approval of the fund's management agreement and sub-advisory agreement will be available in the fund's Annual Report for the fiscal year ending November 30, 2006.

Other information


The fund's Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives inlclude the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.


Distribution plan

Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. ("CGMI") and PFS Investments Inc. ("PFS") serve as the fund's distributors.

     The fund has adopted a shareholder services and distribution plan for its Class A, B, C, FI and R shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

     In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

     The payments described in the paragraph above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


                                  Legg Mason Partners Large Cap Growth Fund    9

Transfer agent and shareholder servicing agent

PFPC Inc. serves as the fund's transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments


On May 31, 2005, the Securities and Exchange Commission (the "SEC") issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the "Affected Funds").


     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the "Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Affected Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management ("CAM"), the Citigroup business unit that, at the time, included the Affected Funds' investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds' best interests and that no viable alternatives existed.

     SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less


10    Legg Mason Partners Funds
certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

     The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds' Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.


     Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.


     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Choosing a class of shares to buy


Individual investors can generally choose among three classes of shares: Classes A, B and C shares. Individual investors that held Class I (formerly Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to "Retirement and institutional investors" below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.


     When choosing which class of shares to buy, you should consider:

o    How much you plan to invest.
o    How long you expect to own the shares.
o The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
o    Whether you qualify for any reduction or waiver of sales charges.

     If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.


     If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.

     However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is


                                 Legg Mason Partners Large Cap Growth Fund    11
because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.


     You may buy shares from:


o Certain broker-dealers, financial intermediaries, financial institutions, or a distributor's financial advisors or registered representatives (each called a "Service Agent").

o The fund, but only if you are investing through certain qualified plans or Service Agents.

     Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor's choice of share class in which to invest.


     Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.


     More information about the fund's classes of shares is available through the Legg Mason Partners Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

o    The front-end sales charges that apply to the purchase of Class A shares
o The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
o    Who qualifies for lower sales charges on Class A shares
o    Who qualifies for a sales load waiver
     Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.


Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


12   Legg Mason Partners Funds


                                                             Investment Minimum
                                                       Initial/Additional Investment(1)
                                                                                                                  Class I
                                 Class A      Class B      Class C           Class FI            Class R        (formerly Y)
===============================================================================================================================
General                          $500/$50     $500/$50     $500/$50             n/a                n/a                n/a
-------------------------------------------------------------------------------------------------------------------------------
IRAs and Uniform Gifts
or Transfers to Minor
Accounts                         $250/$50     $250/$50     $250/$50             n/a                n/a                n/a
-------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRAs                       $1/$1        $1/$1        $1/$1               n/a                n/a                n/a
-------------------------------------------------------------------------------------------------------------------------------
Systematic Investment
Plans                            $25/$25      $25/$25      $25/$25              n/a                n/a                n/a
-------------------------------------------------------------------------------------------------------------------------------
Clients of Eligible
Financial Intermediaries          $1/$1         n/a          n/a            None/None              n/a             None/None
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plans with
omnibus accounts held
on the books of the fund           n/a          n/a        None/None        None/None           None/None          None/None
-------------------------------------------------------------------------------------------------------------------------------
Other Retirement Plans            $50/$50     $50/$50       $50/$50             n/a                n/a                n/a
-------------------------------------------------------------------------------------------------------------------------------
Institutional Investors          $500/$50     $500/$50     $500/$50             n/a                n/a            $1 million/
                                                                                                                      None
-------------------------------------------------------------------------------------------------------------------------------

(1) Please refer to the section entitled "Retirement and institutional investors" for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.



Comparing the fund's classes

The following table compares key features of the fund's classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

                                 Legg Mason Partners Large Cap Growth Fund    13

                 Class A               Class B             Class C            Class FI          Class R          Class I
===================================================================================================================================
Key              o Initial sales       o No initial        o No initial       o No initial or   o No initial or  o No initial or
features           charge                sales charge        sales charge       contingent        contingent       contingent
                 o You may             o Contingent        o Contingent         deferred          deferred         deferred
                   qualify for           deferred            deferred           sales charge      sales charge     sales charge
                   reduction or          sales charge        sales charge     o Only offered    o Only offered   o Only offered
                   waiver of             declines over       for only           to Clients of     to eligible      to institutional
                   initial sales         time                1 year             Eligible          Retirement       and other
                   charge              o Converts to       o Does not           Financial         Plans with       eligible
                 o Lower annual          Class A after       convert to         Intermediaries    onmibus          investors
                   expenses              approximately       Class A                              accounts       o Lower expenses
                   than Class B          8 years           o Higher annual                        held on the      than the other
                   and Class C         o Higher annual       expenses                             books of the     classes
                                         expenses than       than Class A                         fund
                                         Class A
------------------------------------------------------------------------------------------------------------------------------------
Initial sales    Up to 5.75%;          None                None               None              None             None
charge           reduced or
                 waived for large
                 purchases and
                 certain investors.
                 No charge for
                 purchases of
                 $1 million or more
------------------------------------------------------------------------------------------------------------------------------------
Contigent        1.00% on              Up to 5.00%         1.00% if you       None              None             None
deferred         purchases of          charged when        redeem within
sales charge     $1 million or         you redeem          1 year of
                 more if you           shares. The         purchase; waived
                 redeem within         charge is           for certain
                 1 year of             reduced over        Retirement
                 purchase;             time and there      Plan investors
                 waived for            is no contingent
                 certain               deferred sales
                 investors             charge after 5
                                       years; waived for
                                       certain investors
------------------------------------------------------------------------------------------------------------------------------------
Annual           0.25% of              1.00% of            1.00% of           0.25% of          0.50% of         None
distribution     average daily         average daily       average daily      average daily     average daily
and service      net assets            net assets          net assets         net assets        net assets
fees
------------------------------------------------------------------------------------------------------------------------------------
Exchange         Class A shares        Class B shares      Class C shares     Class FI shares   Class R shares   Class I shares
Privilege(1)     of most Legg          of most Legg        of most Legg       of applicable     of applicable    of most Legg
                 Mason Partners        Mason Partners      Mason Partners     Legg Mason        Legg Mason       Mason Partners
                 Funds                 Funds               Funds              Partners Funds    Partners Funds   Funds
------------------------------------------------------------------------------------------------------------------------------------


(1) Ask your Service Agent for the Legg Mason Partners Funds available for exchange.


14    Legg Mason Partners Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


     The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents (including CGMI and PFS) also will receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                                    Sales charge   Broker/Dealer
                                    Sales charge       as % of      commission
                                      as % of        net amount       as % of
Amount of investment               offering price     Invested    offering price
================================================================================
Less than $25,000                       5.75            6.10             5.00
--------------------------------------------------------------------------------
$25,000 but less than $50,000           5.00            5.26             4.25
--------------------------------------------------------------------------------
$50,000 but less than $100,000          4.50            4.71             3.75
--------------------------------------------------------------------------------
$100,000 but less than $250,000         3.50            3.63             2.75
--------------------------------------------------------------------------------
$250,000 but less than $500,000         2.50            2.56             2.00
--------------------------------------------------------------------------------
$500,000 but less than $750,000         2.00            2.04             1.60
--------------------------------------------------------------------------------
$750,000 but less than $1 million       1.50            1.52             1.20
--------------------------------------------------------------------------------
$1 million or more(1)                      0               0          up to 1.00
--------------------------------------------------------------------------------
(1) A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.


Investments of $1,000,000 or more


You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.



                                 Legg Mason Partners Large Cap Growth Fund    15

Qualifying for a reduced Class A sales charge


There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

o Accumulation privilege - allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:


     o    you; or
     o    your spouse and children under the age of 21;

     with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.


     Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

     If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.


     Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


o Letter of intent - allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners fund shares that are purchased during the 13-month period by


     o    you; or
     o    your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.


     If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

     Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds, Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.


     If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.


16    Legg Mason Partners Funds

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

o Employees of Service Agents having dealer, service or other selling agreements with the fund's distributors
o Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor's Service Agent is notified
o    Directors and officers of any Legg Mason-sponsored fund
o    Employees of Legg Mason and its subsidiaries

     If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.


If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds' website: http://www.leggmason.com/InvestorServices and click on the name of the fund.


Class B shares


You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase                1st     2nd     3rd     4th     5th     6th through 8th
==========================================================================================
Contingent deferred sales charge    5%      4%      3%      2%      1%            0%
------------------------------------------------------------------------------------------

     LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the contingent deferred sales charges. For Class B shares sold by PFS, PFS will pay a commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the contingent deferred sales charges paid upon certain redemptions. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.



                                 Legg Mason Partners Large Cap Growth Fund    17

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


Shares issued:                              Shares issued:                  Shares issued:
At initial                                  On reinvestment of              Upon exchange from
purchase                                    dividends and                   another Legg Mason
                                            distributions                   Partners fund
=====================================================================================================
Approximately 8 years after the date        In same proportion as the       On the date the shares
of purchase payment                         number of Class B shares        originally acquired would
                                            converting is to total          have converted into
                                            Class B shares you own          Class A shares
                                            (excluding shares issued
                                            as dividends)
-----------------------------------------------------------------------------------------------------


Class C shares


You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

     LMIS will generally pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R and Class I (formerly Class Y) shares

Class FI, R and I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See "Retirement and institutional investors" below for additional information regarding investor eligibility and investment minimums.



18   Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

     In addition, you do not pay a contingent deferred sales charge on:


o    Shares exchanged for shares of another Legg Mason Partners fund
o    Shares representing reinvested distributions and dividends

o    Shares no longer subject to the contingent deferred sales charge

     Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

     If you redeemed shares of a Legg Mason Partners fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

     The fund's distributors receives contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:


o    On payments made through certain systematic withdrawal plans
o    On certain distributions from a retirement plan
o    For involuntary redemptions of small account balances
o    For 12 months following the death or disability of a shareholder


If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds' website,http://www.leggmason.com/InvestorServices and click on the name of the fund.

Retirement and institutional investors

Eligible Investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among four classes of shares: Class C, Class R, Class FI and Class I (formerly Class Y) shares.

     "Retirement Plans" include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans



                                  Legg Mason Partners Large Cap Growth Fund   19
with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. As of December 1, 2006, Class A and Class B shares will be available through certain Service Agents for Retirement Plans with omnibus accounts held on the books of the fund on a limited basis only. Class A and Class B shares will cease to be available to new plan investors through a Service Agent if Class FI shares become available.

     Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts), can generally choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares: Class A, Class FI and Class I. "Clients of Eligible Financial Intermediaries" are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. "Institutional Investors" generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C -- Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of a fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. For purchases made by Retirement Plans with omnibus accounts held on the books of the fund on or after November 20, 2006, the contingent deferred sales charge on shares redeemed within one year of purchase is waived.

     Certain retirement plan programs with exchange features in effect prior to December 1, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please read the SAI for more details.



20   Legg Mason Partners Funds

Class R

Class R shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class FI

Class FI shares are offered to investors who invest in the fund through certain financial intermediary and retirement plan programs. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% starting immediately after purchase.

Class I

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date are permitted to make additional investments in Class I shares.

Class A and Class B -- Retirement Plans

As of November 20, 2006, Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, Retirement Plans that held Class A or Class B shares prior to that date are permitted to make additional investments in the applicable Class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible for Class A shares. Under these programs, the waiver for the initial sales load and deferred sales charge for Class A shares remains available where:

o    such Retirement Plan's record keeper offers only load-waived shares,
o fund shares are held on the books of the fund through an omnibus account, and
o the Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

     As of December 1, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with a fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after this date, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult



                                  Legg Mason Partners Large Cap Growth Fund   21
with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

     With respect to Class A, Class C, Class FI and Class R, the Fund may pay a fee for recordkeeping services performed for the applicable share class.

     Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.



22   Legg Mason Partners Funds

Buying shares


         Through a   You should contact your Service Agent to open a brokerage
     Service Agent   account and make arrangements to buy shares. You must
                     provide the following information for your order to be processed:

                     o  Class of shares being bought
                     o  Dollar amount or number of shares being bought

                       Your Service Agent may charge an annual account
                     maintenance fee.
--------------------------------------------------------------------------------
  Through the fund   Financial intermediary accounts, retirement plan accounts
                     and certain other investors who are clients of certain
                     Service Agents are eligible to buy shares directly from the fund.

                     o Clients of a PFS Registered Representative should write to the fund at the following address:


                          Legg Mason Partners Funds
                          c/o PFPC Inc.
                          P.O. Box 9662
                          Providence, Rhode Island 02940-9662


                     o All other investors should write to the fund at the following address:


                          Legg Mason Partners Funds
                          c/o PFPC Inc.
                          P.O. Box 9699
                          Providence, Rhode Island 02940-9699

                     o Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

                     o Specify the name of the fund and the share class you wish to purchase

                     o  For more information, please call Legg Mason Partners
                        Shareholder Services at 800-451-2010 or Primerica Shareholder Services at 800-544-5445
--------------------------------------------------------------------------------
         Through a   You may authorize the Service Agent or the transfer agent
        systematic   to transfer funds automatically from (i) a regular bank
   investment plan   account, (ii) cash held in a brokerage account with a
                     Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                     o  Amounts transferred must be at least $25

                     o Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
                     o If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee


                     For more information, please contact your Service Agent or the transfer agent or consult the SAI.



                                  Legg Mason Partners Large Cap Growth Fund   23

Exchanging shares


        Legg Mason   You should contact your Service Agent to exchange into
 Partners offers a   other Legg Mason Partners funds. Be sure to read the
distinctive family   prospectus of the Legg Mason Partners fund into which you
 of funds tailored   are exchanging. An exchange is a taxable transaction,
  to help meet the   unless you are investing through a tax-qualified savings
  varying needs of   plan or account.
    both large and   o  If you bought shares through a Service Agent, you may
   small investors      exchange shares only for shares of the same class of
                        certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason
                        Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange
                     o  If you bought shares directly from the fund, you may
                        exchange shares only for shares of the same class of another Legg Mason Partners Fund, other than shares of Legg Mason Partners S& P 500 Index Fund. Not all Legg
                        Mason Partners Funds offer all classes
                     o  Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

                     o Exchanges of Class A, B, C, FI and R shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made
                     o If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective
                     o The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges
--------------------------------------------------------------------------------

         Waiver of   Your shares will not be subject to an initial sales charge
  additional sales   at the time of the exchange.
           charges      Your contingent deferred sales charge (if any) will
                     continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

--------------------------------------------------------------------------------


24   Legg Mason Partners Funds

       By telephone   If you do not have a brokerage account with a Service
                      Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange, Inc.
                      ("NYSE") is open. For clients of a PFS Registered
                      Representative, call Primerica Shareholder Services at
                      800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern
                      time). All other shareholders should call Legg Mason
                      Partners Shareholder Services, at 800-451-2010 between
                      8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

                         You can make telephone exchanges only between accounts
                      that have identical registrations.
--------------------------------------------------------------------------------
            By mail If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.
--------------------------------------------------------------------------------

          Through a   You may be permitted to schedule exchanges of shares of
systematic exchange   any class of the fund for shares of the same class of
               plan   other Legg Mason Partners Funds.

                      o Exchanges may be made, monthly, every alternate month, quarterly, semi-annually or annually
                      o A predetermined dollar amount of at least $25 per exchange is required


                         For more information, please contact your Service Agent or the transfer agent.



                                  Legg Mason Partners Large Cap Growth Fund   25

Redeeming shares


          Generally   Contact your Service Agent to redeem shares of the fund.

                         If you hold share certificates, the transfer agent must
                      receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

                         If the shares are held by a fiduciary or corporation,
                      other documents may be required.

                         Redemptions are priced at net asset value next
                      determined after receipt of your request in good order.

                         Your redemption proceeds will normally be sent within
                      three business days after your request is received in good order but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

                         If you have a brokerage account with a Service Agent,
                      your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

--------------------------------------------------------------------------------
            By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                         For clients of a PFS Registered Representative, write
                      to the following address:


                            Primerica Shareholder Services
                            c/o PFPC Inc.
                            P.O. Box 9662
                            Providence, Rhode Island 02940-9662


                         For all other investors, send your request to:


                            Legg Mason Partners Funds
                            c/o PFPC Inc.
                            P.O. Box 9699
                            Providence, Rhode Island 02940-9699


                         Your written request must provide the following:

                      o The name of the fund, the class of shares to be redeemed and your account number


                      o  The dollar amount or number of shares to be redeemed
                      o Signatures of each owner exactly as the account is registered
                      o  Signature guarantees, as applicable
--------------------------------------------------------------------------------


26   Legg Mason Partners Funds

       By telephone   If you do not have a brokerage account with a Service
                      Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered
                      Representative, call Primerica Shareholder Services at
                      800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern
                      time). All other shareholders should call Legg Mason
                      Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).


                         Your redemption proceeds can be sent by check to your
                      address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).
--------------------------------------------------------------------------------

     Automatic cash   You can arrange for the automatic redemption of a portion
   withdrawal plans   of your shares monthly, every alternate month, quarterly,
                      semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% of your account balance on the date the withdrawals commence per month up to a maximum of 12.00% in one year.

                         The following conditions apply:
                      o  Your shares must not be represented by certificates
                      o  All dividends and distributions must be reinvested


                      For more information, please contact your Service Agent or consult the SAI.



                                  Legg Mason Partners Large Cap Growth Fund   27

Other things to know about transactions


When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request may not be processed:


o    Name of the fund
o    Your account number
o Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
o    Dollar amount or number of shares being bought, exchanged or redeemed
o    Signature of each owner exactly as the account is registered


     The fund's transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.


Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

o    Are redeeming over $50,000
o    Are sending signed share certificates or stock powers to the transfer agent

o Instruct the transfer agent to mail the check to an address different from the one on your account registration

o    Changed your account registration or your address within 30 days
o    Want the check paid to someone other than the account owner(s)
o Are transferring the redemption proceeds to an account with a different registration

     You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

     The fund has the right to:

o    Suspend the offering of shares
o    Waive or change minimum and additional investment amounts
o    Reject any purchase or exchange order
o    Change, revoke or suspend the exchange privilege
o    Suspend telephone transactions
o Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
o Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by


28   Legg Mason Partners Funds
your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of the accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

     Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


For more information, please contact your Service Agent or the transfer agent or consult the SAI.


Frequent Purchases and Redemptions of Fund Shares


Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund's portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund's long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

     Because of the potential harm to the fund and its long term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes



                                  Legg Mason Partners Large Cap Growth Fund   29
could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.


     The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

     The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

     The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.


Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service
Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions,


30   Legg Mason Partners Funds
your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Dividends, distributions and taxes

Dividends and Distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.

Transaction                              Federal tax status
================================================================================
Redemption or exchange of shares         Usually capital gain or loss; long-term
                                         only if shares owned more than one year
--------------------------------------------------------------------------------
Long-term capital gain distributions     Long-term capital gain
--------------------------------------------------------------------------------
Dividends                                Ordinary income, potentially taxable at
                                         long-term capital gain rates
--------------------------------------------------------------------------------

     Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

     Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shareswhen the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


                                  Legg Mason Partners Large Cap Growth Fund   31

     After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


     The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.


32   Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. The fund's net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

     The Board has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.


     The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund's net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund's Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a



                                  Legg Mason Partners Large Cap Growth Fund   33
domestic equity security index, as such percentage may be determined by the manager from time to time.

     Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.


     In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.


     It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.


34   Legg Mason Partners Funds

Financial highlights


The financial highlights tables are intended to help you understand the performance of each class of the fund for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund's financial statements which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request). As of November 20, 2006, Class Y shares of the fund were renamed Class I shares.

     Financial highlights for Class FI and Class R shares are not provided as these classes are newly offered as of the date of this Prospectus.


------------------------------------------------------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended
November 30, unless otherwise noted:
------------------------------------------------------------------------------------------------------------------------------

Class A Shares(1)                        2006(2)            2005          2004            2003          2002          2001
==============================================================================================================================
Net Asset Value,
  Beginning of Period                 $   23.30          $   20.74     $   21.16       $   16.56     $   20.30     $   22.31
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                     (0.02)             (0.06)        (0.00)(3)       (0.06)        (0.04)        (0.05)
  Net realized and
    unrealized gain (loss)                (1.65)              2.62         (0.42)           4.66         (3.70)        (1.96)
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (1.67)              2.56         (0.42)           4.60         (3.74)        (2.01)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $   21.63          $   23.30     $   20.74       $   21.16     $   16.56     $   20.30
------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                           (7.17)%            12.34%        (1.98)%         27.78%       (18.42)%       (9.01)%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (millions)                          $   2,043          $   2,040     $   1,280       $   1,121     $     722     $     912
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Gross expenses                           1.07%(5)           1.17%         1.17%           1.14%         1.16%         1.13%
  Net expenses                             1.04(5)(6)         1.17          1.15(6)         1.14          1.16          1.13
  Net investment income (loss)            (0.16)(5)          (0.30)         0.02           (0.32)        (0.24)        (0.26)
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      11%                12%            5%              6%           13%            8%
------------------------------------------------------------------------------------------------------------------------------

(1)  Per share amounts have been calculated using the average shares method.
(2)  For the six months ended May 31, 2006 (unaudited).
(3)  Amount represents less than $0.01 per share.
(4) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)  Annualized.
(6) The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.


                                  Legg Mason Partners Large Cap Growth Fund   35

------------------------------------------------------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended
November 30, unless otherwise noted:
------------------------------------------------------------------------------------------------------------------------------

Class B Shares(1)                       2006(2)             2005          2004            2003          2002          2001
==============================================================================================================================
Net Asset Value,
  Beginning of Period                 $   21.92          $   19.66     $   20.20       $   15.93     $   19.67     $   21.78
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                     (0.10)             (0.21)        (0.16)          (0.18)        (0.17)        (0.21)
  Net realized and
    unrealized gain (loss)                (1.56)              2.47         (0.38)           4.45         (3.57)        (1.90)
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (1.66)              2.26         (0.54)           4.27         (3.74)        (2.11)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $   20.26          $   21.92     $   19.66       $   20.20     $   15.93     $   19.67
------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                           (7.57)%            11.50%        (2.67)%         26.80%       (19.01)%       (9.69)%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (millions)                          $     544          $     754     $     981       $   1,171     $     981     $   1,451
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Gross expenses                           1.86%(4)           1.90%         1.90%           1.89%         1.89%         1.89%
  Net expenses                             1.82(4)(5)         1.90          1.88(5)         1.89          1.89          1.89
  Net investment loss                     (0.95)(4)          (1.05)        (0.77)          (1.06)        (0.98)        (1.03)
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      11%                12%            5%              6%           13%            8%
------------------------------------------------------------------------------------------------------------------------------

(1)  Per share amounts have been calculated using the average shares method.
(2)  For the six months ended May 31, 2006 (unaudited).
(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)  Annualized.
(5) The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.


36  Legg Mason Partners Funds

------------------------------------------------------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended
November 30, unless otherwise noted:
------------------------------------------------------------------------------------------------------------------------------

Class C Shares(1)                       2006(2)           2005         2004           2003         2002         2001
==============================================================================================================================
Net Asset Value,
  Beginning of Period                 $  21.91          $  19.65     $  20.20       $  15.92     $  19.67     $  21.78
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                    (0.10)            (0.22)       (0.15)         (0.18)       (0.17)       (0.21)
  Net realized and
    unrealized gain (loss)               (1.55)             2.48        (0.40)          4.46        (3.58)       (1.90)
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      (1.65)             2.26        (0.55)          4.28        (3.75)       (2.11)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $  20.26          $  21.91     $  19.65       $  20.20     $  15.92     $  19.67
------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                          (7.53)%           11.50%       (2.72)%        26.88%      (19.06)%      (9.69)%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (millions)                          $    741          $    902     $    935       $    960     $    702     $    923
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Gross expenses                          1.84%(4)          1.92%        1.90%          1.91%        1.91%        1.89%
  Net expenses                            1.79(4)(5)        1.92         1.88(5)        1.91         1.91         1.89
  Net investment loss                    (0.92)(4)         (1.07)       (0.74)         (1.08)       (1.00)       (1.03)
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     11%               12%           5%             6%          13%           8%
------------------------------------------------------------------------------------------------------------------------------

(1)  Per share amounts have been calculated using the average shares method.
(2)  For the six months ended May 31, 2006 (unaudited).
(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)  Annualized.
(5) The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.


                                  Legg Mason Partners Large Cap Growth Fund   37

------------------------------------------------------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended
November 30, unless otherwise noted:
------------------------------------------------------------------------------------------------------------------------------


Class I Shares(1)(2)                    2006(3)            2005         2004            2003         2002          2001
==============================================================================================================================
Net Asset Value,
  Beginning of Period                 $   24.03          $   21.31    $   21.65       $   16.88    $   20.61     $   22.57
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                    0.02               0.02         0.09            0.01         0.03          0.02
  Net realized and
    unrealized gain (loss)                (1.71)              2.70        (0.43)           4.76        (3.76)        (1.98)
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (1.69)              2.72        (0.34)           4.77        (3.73)        (1.96)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $   22.34          $   24.03    $   21.31       $   21.65    $   16.88     $   20.61
------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                           (7.03)%            12.76%       (1.57)%         28.26%      (18.10)%       (8.68)%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (millions)                          $   2,371          $   2,460    $   1,635       $   1,449    $     492     $     341
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Gross expenses                           0.71%(5)           0.78%        0.79%           0.76%        0.77%         0.77%
  Net expenses                             0.71(5)(6)         0.78         0.76(6)         0.76         0.77          0.77
  Net investment income                    0.18(5)            0.09         0.41            0.05         0.16          0.10
------------------------------------------------------------------------------------------------------------------------------

(1)  Per share amounts have been calculated using the average shares method.

(2)  As of November 20, 2006, Class Y shares were renamed Class I shares.
(3)  For the six months ended May 31, 2006 (unaudited).
(4) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)  Annualized.
(6) The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.



36  Legg Mason Partners Funds

                      (This page intentionally left blank.)

Legg Mason Partners
Large Cap Growth Fund

A separate investment fund of Legg Mason Partners Investment Trust

You may visit the fund's web site at www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information ("SAI") or an Annual or Semi-Annual Report or to request other information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, (or for clients of a PFS Registered Representative, call Primerica Shareholders Services at 800-544-5445) or by writing to the fund at Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act
file no. 811-06444)
FD 01306 11/06


[LOGO]
 LEGG
MASON

                                 March 30, 2006
                          as amended November 30, 2006


                      STATEMENT OF ADDITIONAL INFORMATION

                      LEGG MASON PARTNERS INVESTMENT TRUST
                   Legg Mason Partners Large Cap Growth Fund

                                125 Broad Street
                            New York, New York 10004
                                 (800) 451-2010


     This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the prospectus of the Legg Mason Partners Large Cap Growth Fund (the "fund") dated March 30, 2006, as amended November 30, 2006 and as further amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. The prospectus and copies of the report may be obtained free of charge by contacting a distributor's financial advisor or registered representative, a broker/dealer, financial intermediary, financial institution or a distributor's financial consultants that have entered into an agreement with one of the fund's distributors, (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above. The fund is a separate investment series of Legg Mason Partners Investment Trust (the "trust"), a Massachusetts business trust. Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. ("Legg Mason"), Citigroup Global Markets Inc. ("CGMI") and PFS Investments Inc. ("PFS") serve as the fund's distributors.

     "Smith Barney" is a service mark of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund's investment manager, are not affiliated with Citigroup.

                               TABLE OF CONTENTS

Investment Objective and Management Policies ..............................    2
Disclosure of Portfolio Holdings ..........................................   11
Investment Restrictions ...................................................   13
Trustees and Executive Officers of the Fund ...............................   17
Investment Management and Other Services ..................................   23
Portfolio Manager Disclosure ..............................................   31
Portfolio Transactions ....................................................   33
Purchase of Shares ........................................................   35
Redemption of Shares ......................................................   42
Valuation of Shares .......................................................   44
Exchange Privilege ........................................................   44
Dividends, Distributions and Taxes ........................................   45
Additional Information ....................................................   52
Financial Statements ......................................................   58
Appendix A--Proxy Voting Guidelines and Procedures Summary ................  A-1

     THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


     The fund is an open-end, diversified, management investment company. Legg Mason Partners Advisor, LLC ("LMPFA" or the "manager") serves as investment manager to the fund. ClearBridge Advisors, LLC ("ClearBridge" or the "subadviser") serves as the subadviser to the fund.

Principal Investment Strategies

     Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the "Index"). The size of the companies in the Index changes with market conditions and the composition of the Index. As of October 31, 2006, the largest market capitalization of a company was approximately $432.1 billion and the smallest market capitalization was approximately $1.4 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund's 80% investment policy.

     Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.


     Under normal market conditions, the majority of the fund's portfolio will consist of common stock, but it also may contain money market instruments for cash management purposes. The fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

     With respect to the 80% investment policy (as described above), this percentage requirement will not be applicable during periods when the fund pursues a temporary defensive strategy, as discussed in the prospectus. The fund's 80% investment policy is non-fundamental and may be changed by the board of trustees of the trust (the "Board") to become effective upon at least 60 days' notice to shareholders of the fund prior to any such change.


Additional Information

The fund's principal investment strategies are described above. The following information and information under "Investment Practices" below provides additional information on these principal strategies and describes other investment strategies that may be used by the fund.


     Equity Securities. The fund will normally invest at least 80% of its assets in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     When-Issued Securities, Delayed-Delivery and Forward Commitment Transactions. The fund may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

     When the fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Foreign Securities. The fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the fund's investment in these types of securities to 10% of the fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

     Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

     U.S. and Foreign Taxes. The fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

     Money Market Instruments. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

     Repurchase Agreements. The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

     Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.


     Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party acting as a finder that is unaffiliated with the fund, Legg Mason or CGMI.

     By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund's expenses and would increase an investor's total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the fund may pay only reasonable custodian fees in connection with the loan; and(vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a materialevent adversely affecting the investment occurs, the fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the fund's ability to recover the loaned securities or dispose of the collateral for the loan.

     Illiquid Securities. The fund may invest up to an aggregate amount of 10% of its net assets in illiquid securities, which include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.


     Options, Futures and Currency Strategies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

     The Commodity Futures Trading Commission ("CFTC") eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the

Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund however, continues to have policies with respect to futures and options thereon as set forth below.


     To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of the fund's securities denominated in that currency, or when the subadviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount ("position hedging"). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated ("cross hedging"). The fund will segregate (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of the fund's commitments with respect to such contracts.

     For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuationsin the prices of securities held by the fund or which the subadviser intends to include in its portfolio. The fundalso may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.


     The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the fund's books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books.

     The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.


     Although the portfolio may not use forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs. These risks include: dependence on the subadviser's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time.

     Over-the-counter options in which the fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

     Options on Securities. As discussed more generally above, the fund may engage in writing covered call options. The fund may also purchase put options and enter into closing transactions. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

     Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.


     The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the manager expects the price of the underlying security to remain flat or advance moderately during the option period and(c) out-of-the-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.


     So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

     An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

     The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

     Although the fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

     In the case of options written by the fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.


     Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund's writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.


     Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the Amex Oil Index or the Amex Computer Technology Index.

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Futures Contracts and Options on Futures Contracts. As described generally above, the fund may invest in stock index futures contracts and options on futures contracts traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will enter into futures contracts and options only on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated on the fund's books to the extent required by law.

     The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund's not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

     No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.


     There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the subadviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.


     Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     Index-Related Securities ("Equity Equivalents"). The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index) and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.


     Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund's assets across a broad range of equity securities.


     To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, share holders of the fund that invests in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companiesare subject to limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), and market availability.


     The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.


     Investment in Other Investment Companies. The fund can also invest up to 10% of its assets in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. For example, the fund can invest in exchange-traded funds ("ETFs"), which are typically open-end funds or unit investment trusts, listed on a stock exchange. The fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the ETFs portfolio, at times when the fund may not be able to buy those portfolio securities directly.

     Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the 1940 Act. The fund does not intend to invest in other investment companies unless the manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.

     Short Sales. If the fund anticipates that the price of a company's stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever the fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

     To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by the fund will be "against the box," or the fund's obligation to deliver the securities sold short will be "covered." The fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the fund's total assets. Management currently intends to limit the fund's short sales to shares issued by ETFs. ETFs hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow the portfolio manager to adjust the fund's exposure in a particular sector, in a cost effective and convenient manner, without having to see the fund's holdings of individual stocks in that sector.

Disclosure of Portfolio Holdings

     The funds have adopted policies and procedures developed by LMPFA, the funds' investment manager, with respect to the disclosure of the funds' portfolio securities and any ongoing arrangements to make available information about each fund's portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund's portfolio holdings is in the best interests of such fund's shareholders, and that any conflicts of interest between the interests of the fund's shareholders and those of LMPFA, the fund's Distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund's portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

     LMPFA's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

     Under the policy, a fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund's holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the funds' Internet site that is accessible by the public, or through public release by a third party vendor.

     The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

     1. A fund's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

     2. A fund's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

     3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

     4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

     5. A fund's sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund's out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

     6. A fund's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

     Under the policy, if information about a fund's portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund's portfolio securities will be reviewed at least annually by a fund's Board.

     The approval of a fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA's legal department, as necessary. Exceptions to the policies are reported to a fund's Board at its next regularly scheduled meeting.

     Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website.

     Set forth below is a list, as of October 5, 2006, of those parties with whom LMPFA, on behalf of a fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient                                   Frequency         Delay before Dissemination
---------------------------------------     ---------         --------------------------
State Street Bank and Trust Company
  (Fund Custodian and Accounting Agent)     Daily             None
Institutional Shareholders Services
  (Proxy Voting Services)                   As necessary      None
Bloomberg                                   Quarterly         25 days after quarter end
Lipper                                      Quarterly         25 days after quarter end
S&P                                         Quarterly         25 days after quarter end
Morningstar                                 Quarterly         25 days after quarter end
Vestek                                      Daily             None
Factset                                     Daily             None
Bank of New York                            Daily             None

     Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient                                   Frequency                     Delay before Dissemination
--------------------------------------      ---------                     -------------------------------------
Baseline                                    Daily                         None
Frank Russell                               Monthly                       1 day
Callan                                      Quarterly                     25 days after quarter end
Mercer                                      Quarterly                     25 days after quarter end
eVestment Alliance                          Quarterly                     25 days after quarter end
CRA RogersCasey                             Quarterly                     25 days after quarter end
Cambridge Associates                        Quarterly                     25 days after quarter end
Marco Consulting                            Quarterly                     25 days after quarter end
Wilshire                                    Quarterly                     25 days after quarter end
Informa Investment Services (Efron)         Quarterly                     25 days after quarter end
CheckFree (Mobius)                          Quarterly                     25 days after quarter end
Nelsons Information                         Quarterly                     25 days after quarter end
Investor Tools                              Daily                         None
Advent                                      Daily                         None
BARRA                                       Daily                         None
Plexus                                      Quarterly (Calendar)          Sent 1-3 business days following the
                                                                            end of a Quarter
Elkins/McSherry                             Quarterly (Calendar)          Sent 1-3 business days following the
                                                                            end of a Quarter
Quantitative Services Group                 Daily                         None
AMBAC                                       Daily                         None
Deutsche Bank                               Monthly                       6-8 business days
Fitch                                       Monthly                       6-8 business days
Liberty Hampshire                           Weekly and Month End          None
Sun Trust                                   Weekly and Month End          None
New England Pension Consultants             Quarterly                     25 days after quarter end
Evaluation Associates                       Quarterly                     25 days after quarter end
Watson Wyatt                                Quarterly                     25 days after quarter end
S&P (Rating Agency)                         Weekly Tuesday Night          1 business day
Moody's (Rating Agency)                     Weekly Tuesday Night          1 business day

                             INVESTMENT RESTRICTIONS

     The investment restrictions numbered 1 through 7 below and the fund's investment objective have been adopted by the trust as fundamental policies of the fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a "majority of the outstanding voting securities" of the fund, which is defined in the 1940 Act, as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. The remaining restrictions may be changed by a vote of a majority of the Board at any time. As discussed under "Proposed Investment Restrictions" below, the fund is proposing to change its investment restrictions and to make its investment objective non-fundamental.

Current Investment Restrictions


     Under the investment restrictions adopted by the trust with respect to the fund, the fund will not:

     1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

     2. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

     3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33(1)/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

     4. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

     5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and(c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

     6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

     7. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in disposing of portfolio securities.

     8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

     9. Invest in oil, gas or other mineral leases or exploration or development programs.

     10. Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund's investment objective and policies.

     11. Purchase a security if, as a result, the fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years.

     12.  Make investments for the purpose of exercising control of management.


     If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Proposed Investment Restrictions

     The fund has called a meeting of its shareholders to consider several proposals, including the adoption of revised fundamental investments policies or restrictions. If approved by the fund's shareholders, the fund's revised fundamental policies will be as follows:

     1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

     2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

     3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

     4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

     5.   The fund may not purchase or sell real estate except as permitted by
          (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

     6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

     7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.

     With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions.

     With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

     With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

(A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

     With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

     With respect to the fundamental policy relating to real estate set forth in
(5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets.

     With respect to the fundamental policy relating to commodities set forth in
(6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets.

     With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

     In addition, if approved by the shareholders, the fund's investment objective would be non-fundamental and may be changed without shareholder approval.

                   TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

     The business and affairs of the fund are managed by the Board. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

     The current trustees, including the independent trustees, and executive officers of the fund, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Legg Mason the trustees oversee, and other board memberships they hold are set forth below. The address of each trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. The fund has called a meeting of its shareholders to consider several proposals, including the election of a new Board. Each trustee and officer holds office until that individual resigns, retires or is otherwise removed.

                                                                                         Number of
                                           Term of                                       Portfolios
                                         Office and                                       in Fund
                          Position(s)      Length                                         Complex           Other
    Name, Address,         Held with       of Time       Principal Occupation(s)          Overseen       Directorships
   and Birth Year            Fund          Served        During Past 5 Years             by Trustee     Held by Trustee
----------------------    -----------    ----------      ----------------------------    ----------     ---------------

INDEPENDENT
TRUSTEES
Dwight B. Crane             Trustee        Since         Professor, Harvard Business         46              None
Born 1937                                  1995          School (since 1969);
                                                         Independent Consultant
                                                         (since 1969)

Burt N. Dorsett             Trustee        Since         President--Dorsett McCabe           24              None
Born 1930                                  1991          Capital Management Inc.;
                                                         (1986-2004); Chief
                                                         Investment Officer--Leeb
                                                         Capital Management, Inc.
                                                         (1999-2003)

Elliot S. Jaffe             Trustee        Since         Chairman of The Dress               24       The Dress Barn, Inc.
Born 1926                                  1991          Barn Inc.

Stephen E. Kaufman          Trustee        Since         Attorney                            36              None
Born 1932                                  1995

Cornelius C. Rose, Jr.      Trustee        Since         Chief Executive Officer and         24              None
Born 1932                                  1991          Chairman--Performance
                                                         Learning Systems; President,
                                                         Rose Associates until 2002

INTERESTED
TRUSTEE AND
OFFICER*

R. Jay Gerken, CFA          Chairman,      Since         Managing Director, Legg Mason       168             None
399 Park Avenue             President      2002          & Co.; Chairman of the Board,
New York, NY 10022          and Chief                    Trustee, or Director of 169
Born 1951                   Executive                    funds associated with Legg
                            Officer                      Mason Partners Fund Advisor,
                                                         LLC ("LMPFA") and its
                                                         affiliates; Chairman,
                                                         President and Chief
                                                         Executive Officer of certain
                                                         mutual funds associated with
                                                         Legg Mason & Co., LLC ("Legg
                                                         Mason & Co.") or its
                                                         affiliates; formerly,
                                                         Chairman, Smith Barney Fund
                                                         Management LLC ("SBFM") and
                                                         Citi Fund Management ("CFM")
                                                         (2002 to 2005); formerly,
                                                         Chairman, President and
                                                         Chief Executive Officer,
                                                         Travelers Investment
                                                         Advisers Inc. (2002 to
                                                         2005).


                                                                                         Number of
                                           Term of                                       Portfolios
                                         Office and                                       in Fund
                          Position(s)      Length                                         Complex           Other
    Name, Address,         Held with       of Time       Principal Occupation(s)          Overseen       Directorships
   and Birth Year            Fund          Served        During Past 5 Years             by Trustee     Held by Trustee
----------------------    -----------    ----------      ----------------------------    ----------     ---------------
OTHER
OFFICERS*

Kaprel Ozsolak              Treasurer      Since         Director of Legg Mason & Co.        N/A             N/A
125 Broad Street            and Chief      2004          or its predecessors; Chief
New York, NY 10004          Financial                    Financial Officer and
Born 1965                   Officer                      Treasurer of certain mutual
                                                         funds associated with Legg
                                                         Mason & Co. or its
                                                         predecessors. Previously,
                                                         Mr. Ozsolak was Controller
                                                         of certain mutual funds
                                                         associated with Legg Mason &
                                                         Co. or its predecessors
                                                         (2002 to 2004).

Ted P. Becker               Chief          Since         Managing Director of                N/A             N/A
399 Park Avenue             Compliance     2006          Compliance at Legg Mason &
New York, NY 10022          Officer                      Co., LLC ("Legg Mason & Co.")
Born 1951                                                (2006 to present); Chief
                                                         Compliance Officer with
                                                         certain mutual funds
                                                         associated with Legg Mason &
                                                         Co. (since 2006); Chief
                                                         Compliance Officer of Legg
                                                         Mason Partners Fund Advisor,
                                                         LLC ("LMPFA") and certain
                                                         affiliates; Managing Director
                                                         of Compliance at Citigroup
                                                         Asset Management ("CAM," a
                                                         group of affiliated investment
                                                         advisers, which included Smith
                                                         Barney Fund Management LLC,
                                                         Salomon Brothers Asset
                                                         Management Inc., Citi Fund
                                                         Management Inc. and other
                                                         affiliated investment advisory
                                                         entities) (2002 to 2005).
                                                         Prior to 2002, Managing
                                                         Director-Internal Audit & Risk
                                                         Review at Citigroup Inc.

John Chiota                 Chief Anti-    Since         Vice President of Legg Mason        N/A             N/A
100 First Stamford Place,   Money          2006          & Co. or its predecessors
5th Floor                   Laundering                   (since 2004); Chief Anti-Money
Stamford, CT 06902          Compliance                   Laundering Compliance Officer
Born 1968                   Officer                      of certain mutual funds
                                                         associated with Legg Mason &
                                                         Co. (since 2006). Prior to
                                                         August 2004, Chief Anti-Money
                                                         Laundering Compliance Officer
                                                         of TD Waterhouse.

Robert I. Frenkel           Secretary and  Since         Managing Director and General       N/A             N/A
300 First Stamford Place    Chief Legal    2003          Counsel of Global Mutual Funds
Stamford, CT 06902          Officer                      for Legg Mason & Co. and its
Born 1954                                                predecessors (since 2000);
                                                         Secretary and Chief Legal
                                                         Officer of certain mutual
                                                         funds associated with Legg
                                                         Mason & Co. (since 2003).
                                                         Previously, Secretary of CFM
                                                         (2001 to 2004).



                                                                                         Number of
                                           Term of                                       Portfolios
                                         Office and                                       in Fund
                          Position(s)      Length                                         Complex           Other
    Name, Address,         Held with       of Time       Principal Occupation(s)          Overseen       Directorships
   and Birth Year            Fund          Served        During Past 5 Years             by Trustee     Held by Trustee
----------------------    -----------    ----------      ----------------------------    ----------     ---------------
OTHER
OFFICERS*
(continued)

Thomas C. Mandia            Assistant      Since         Managing Director and Deputy        N/A             N/A
300 First Stamford Place    Secretary      2000          General Counsel of Legg Mason
Stamford, CT 06902                                       & Co. or its predecessors
Born 1962                                                (since 1992); Assistant
                                                         Secretary of certain mutual
                                                         funds associated with Legg
                                                         Mason & Co.

----------
* Mr. Gerken and each officer of the fund is an interested trustee because of their position with the manager and/or certain of its affiliates.

     For the calendar year ended December 31, 2005, the trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:


                                                                   Aggregate Dollar Range of Equity
                                                                Securities in All Registered Investment
                                Dollar Range of Equity             Companies Overseen by Trustee in
Name of Trustee                 Securities in the Fund              Family of Investment Companies
---------------                 ----------------------          ---------------------------------------

Independent Trustees
Dwight B. Crane                          None                               Over $100,000
Burt N. Dorsett                          None                                   None
Elliot S. Jaffe                          None                                   None
Stephen E. Kaufman                       None                                   None
Cornelius C. Rose, Jr.                   None                               Over $100,000
Interested Trustee
R. Jay Gerken                            None                               Over $100,000


     As of December 31, 2005, none of the independent trustees, or their immediate family members, owned beneficially or of record any securities in the manager or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or distributors of the fund.


     The trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees, namely Messrs. Crane, Dorsett, Jaffe, Kaufman, and Rose.


     The primary purposes of the Board's Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, the qualifications and independence of the fund's independent registered public accounting firm, and the fund's compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the fund's audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the independent trustees for their ratification, the selection, appointment, retention or termination of the fund's independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided by the fund's independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting of the fund. During the most recent fiscal year, the Audit Committee met two times.

     The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. During the most recent fiscal year, the Nominating Committee did not meet.

     The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

     The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and none has established specific qualities or skills that it regards as necessary for one or more of the trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

     o whether or not the person is an "interested person," as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a trustee;

     o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the manager, service providers or their affiliates;

     o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee;

     o the contribution which the person can make to the Board (or, if the person has previously served as trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

     o    the character and integrity of the person; and

     o whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the fund.

     In addition, the trust has a Compensation Committee chaired by Mr. Crane which is charged with establishing the appropriate compensation for the Board. During the most recent fiscal year, the Compensation Committee did not meet. The trust also has a Pricing Committee composed of the Chairman of the Board and one independent trustee, which is charged with determining the fair value prices for securities when required. During the most recent fiscal year, the Pricing Committee did not meet.

     The following table shows the compensation paid by the fund and other funds in the Legg Mason Partners fund complex during the fiscal year ended November 30, 2005 to each trustee. For the fiscal year ended November 30, 2005, the fund did not pay retirement benefits to its trustees and officers. The fund has adopted an unfunded, non-qualified deferred compensation plan (the "Deferred Compensation Plan") which allows independent trustees to defer the receipt of all or a portion of their fees earned until a later date specified by the independent trustees. The deferred fees earn a return based on notional investments selected by the independent trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the trust's statement of operations under "trustees' fees". Under the Deferred Compensation Plan, deferred fees are considered a general obligation of the fund and any payments made pursuant to the Plan will be made from the fund's general assets. As of November 30, 2005, the fund has accrued $3,590 as deferred compensation.

                                                   Total Pension or                              Number of
                                 Aggregate             Retirement          Compensation         Portfolios for
                               Compensation         Benefits Accrued       from Company         Which Trustee
                                    from              As part of         and Fund Complex       Serves Within
Name of Person                   The Fund           Trust Expenses       Paid to Trustees        Fund Complex
--------------                 ------------        -----------------     ----------------       --------------
Independent Trustees
Dwight B. Crane(1)               $21,515                $ -0-                $227,700                46
Burt N. Dorsett+                 $15,034                $ -0-                $ 64,600                24
Elliot S. Jaffe                  $16,288                $ -0-                $ 70,000                24
Stephen E. Kaufman               $17,727                $ -0-                $150,000                36
Cornelius C. Rose, Jr            $19,076                $ -0-                $ 81,000                24
Interested Trustee
R. Jay Gerken                    $  -0-                 $ -0-                   $ -0-               168

----------
(1)  Designates the lead trustee.

+ Pursuant to a deferred compensation plan, Burt N. Dorsett has elected to defer payment of the following amount of his compensation from the fund:
     $2,836 for the fund's fiscal year ended November 30, 2005 and $14,600 from the Legg Mason Partners funds for the calendar year ended December 31, 2005.


     No employee of CAM or any of its affiliates receives any compensation from the trust for acting as a trustee or officer of the trust. Each independent trustee receives an annual retainer of $50,000 for services as trustee. Mr. Crane receives an additional annual fee of $10,000 for his services as lead trustee. In addition, each independent trustee receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the Board attended by the independent trustee. The annual retainer and meeting fees are allocated among the funds for which each trustee serves on the basis of their average net assets. In addition, each independent trustee is reimbursed for expenses incurred in connection with attendance at board meetings. For the calendar year ended December 31, 2005, such expenses totaled $20,519.


     Until its termination as described below, an emeritus plan is available to trustees. Under the plan, each trustee is required to change to emeritus status upon attainment of age 80. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees emeritus are permitted to attend meetings, but have no voting rights. Messrs. Herbert Barg, Martin Brody and Joseph McCann currently serve as trustees emeritus under the emeritus plan. During the fund's last fiscal year, aggregate compensation paid to trustees emeritus was $23,823. The Board has voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring trustees. Notwithstanding the termination of the plan, Messrs. Barg, Brody and McCann will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which trustees elected in accordance with the joint proxy statement (filed on behalf of the fund in the fourth quarter of 2006) (the "Joint Proxy Statement") accept their elections and commence service as trustees.

     On June 28, 2006, the Board voted to establish a mandatory retirement age of 75 for current trustees and 72 for future trustees who do not currently oversee another fund within the Legg Mason Partners fund complex. Mr. Burt N. Dorsett, a current trustee who will attain age 75 prior to January 1, 2007, will retire on the date on which trustees elected in accordance with the Joint Proxy Statement accept their elections and commence service as trustees. Messrs. Stephen E. Kaufman and Cornelius C. Rose, Jr. have opted to retire on the same date. Mr. Elliot S. Jaffe, a current trustee who will attain the age of 80 prior to January 1, 2007, will retire as of December 31, 2006.

     Each emeritus and retiring trustee will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the trustee would have received under the emeritus plan, discussed above, had the plan remained in effect. In addition, any trustee who serves on another Board may be eligible to receive retirement benefits relating to that Board. This benefit will be paid in quarterly installments unless a trustee elects to receive a lump sum payment calculated on a net present value basis. Additionally, although Mr. Dwight B. Crane is nominated to continue to serve on the Board of certain other funds in the Legg Mason Partners fund complex, the emeritus retirement plan provides for Mr. Crane to receive payment of a similar benefit, in a lump sum (calculated on a net present value basis) or in quarterly installments from the funds that this Board oversees that Mr. Crane will no longer oversee as a result of the proposed realignment of the existing fund boards. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring trustee or Mr. Crane is entitled under the emeritus retirement plan from the funds that this Board oversees under the Emeritus Retirement Plan is set forth below.

     Emeritus/Retiring Board Member                   Aggregate Benefit
                                                      (Net Present Value) ($)

     Herbert Barg                                             208,305
     Martin Brody                                             153,564
     Dwight B. Crane                                           82,228
     Burt N. Dorsett                                          286,616
     Elliot S. Jaffe                                          286,616
     Stephen E. Kaufman                                       286,616
     Joseph McCann                                            221,176
     Cornelius C. Rose, Jr.                                   286,616

     The fund will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring trustee listed above (excluding Mr. Crane, who will receive such benefits form other funds in the Legg Mason Partners fund complex). Legg Mason or its affiliates will reimburse the fund an amount equal to 50% of the emeritus and retiring trustee benefits paid by the fund.

     As of November 8, 2006, all trustees and officers as a group owned less than 1% of the outstanding shares of the fund.

     The following table contains a list of shareholders of record or who beneficially owned at least 5% of the outstanding shares of a particular class of shares of the fund as of November 8, 2006.

[to be updated by amendment]

              Name                            Class         Percentage of Shares
---------------------------------------      -------        --------------------
Citistreet Corporation
State Street Bank Trust TTEE
1 Heritage Drive
JMB Ii Core Market
North Quincy, MA  02171                      Class A                5.2296

PFPC Brokerage Services
Main Office
FBO Primerica Financial Services
760 Moore Road
King of Prussia, PA  19406                   Class B                8.4230

State Street Bank Trust Cust
FBO Citigroup 401k Plan
105 Rosemont Ave.
Westwood, MA  02090-2318                     Class I               15.3452

CAM North America, LLC
Illinois College Pro Fixed Inc.
Bright Start College Savings
300 First Stamford Pl. 4th Fl
Stamford, CT  06902-6765                     Class I                9.9138

              Name                            Class         Percentage of Shares
---------------------------------------      -------        --------------------
State Street Bank Trust Co Ttee
State of Michigan 401(k) Plan
105 Rosemont Rd.
Westwood, MA  02090-2318                     Class I                9.1254

Smith Barney Mutual Fund Management LLC
Concert Series
SB Allocation High Growth
225 Liberty Street, 24th Fl
New York, NY  10281-2606                     Class I                8.9883

Smith Barney Mutual Fund Management LLC
Concert Series
SB Allocation Growth
225 Liberty Street, 24th Fl
New York, NY  10281-2606                     Class I                6.3752

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

     LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the "Management Agreement") with the fund that was approved by the Board, including a majority of the independent trustees, on June 28, 2006. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason's asset management operation had aggregate assets under management of approximately $891 billion. LMPFA provides administrative and certain oversight services to the fund and manages the cash and short-term investments of the fund.

     Under the Management Agreement, subject to the supervision and direction of the fund's Board, the manager is delegated the responsibility of managing the fund's portfolio in accordance with the fund's stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund's existence, and (v) maintaining the registration and qualification of the fund's shares under federal and state laws.

     The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund's Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the independent trustees with such independent trustees casting votes in person at a meeting called for such purpose. The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund's Trustees, or by the manager on not less than 90 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

     The fees payable from the fund to LMPFA as compensation for investment management services are computed daily and paid monthly at the following annual rates of the fund's average daily net assets:

                                                             Investment
Fund's Fee Rate                                              Management
Average Daily Net Assets                                      Fee Rate

First $1 billion........................................       0.750%
Next $1 billion.........................................       0.725%
Next $3 billion.........................................       0.700%
Next $5 billion.........................................       0.675%
Over 10 billion.........................................       0.650%

     For the period from October 1, 2005 through July 31, 2006, Smith Barney Fund Management LLC ("SBFM") served as the fund's manager under the same fee schedule as described above.

     Prior to October 1, 2005 the fees payable from the fund to SBFM as compensation for investment management services were computed daily and paid monthly at the following annual rates of the fund's average daily net assets:
0.750% on assets up to $5 billion; 0.725% on assets over $5 billion and up to and including $7.5 billion; 0.700% on assets over $7.5 billion and up to and including $10 billion; and 0.650% on assets in excess of $10 billion.

     For the fiscal year ended November 30, the fund paid SBFM the following investment advisory fees:


          2005 ................................................   $39,664,281
          2004 ................................................   $36,788,955
          2003 ................................................   $26,514,407


Subadviser

     ClearBridge serves as the subadviser to the fund pursuant to a sub-advisory agreement between the manager and ClearBridge that was approved by the Board, including a majority of the independent trustees, on June 28, 2006 (the "Sub-Advisory Agreement"). ClearBridge, with offices at 399 Park Avenue, New York, New York 10022, is a recently organized adviser that has been formed to succeed to the equity securities portfolio management business of CAM, which was acquired by Legg Mason in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason.

     Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments that is performed by LMPFA, manage the fund's portfolio in accordance with the fund's stated investment objective(s) and policies, assist in supervising all aspects of the fund's operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

     The Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and
(b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days' nor less than 30 days' written notice to the Subadviser. The subadviser may terminate the Sub-Advisory Agreement on

90 days' written notice to the fund and the Manager. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. This Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the Manager without the consent of the subadviser.

     As compensation for its sub-advisory services, the manager will pay the subadviser a fee equal to 0.70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. Since the Sub-Advisory

Agreement went into effect on August 1, 2006, no fees were paid by the manager to the subadviser under the Sub-Advisory Agreement during the fund's past three fiscal years.

Expenses

     In addition to amounts payable under the Management Agreement and the Distribution Plans (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund's securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund's shares and servicing shareholder accounts; expenses of registering and qualifying the fund's shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund's shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund's pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund's Board members and officers with respect thereto.

     Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/ or reimbursements are described in the fund's Prospectus. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, "for cause" regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.


Independent Registered Public Accounting Firm


     KPMG LLP, located at 345 Park Avenue, New York, New York 10154, has been selected as the fund's independent registered public accounting firm to audit the fund's financial statements and financial highlights for the fiscal year ending November 30, 2006.

Counsel

     Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the trust.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the independent trustees.

Custodian and Transfer Agent


     State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund's investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund's securities lending agent and receives a share of the income generated by such activities.

     PFPC Inc. ("PFPC" or " transfer agent"), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb ("CTB") served as the fund's transfer agent and PFPC served as the fund's sub-transfer agent. During the year ended November 30, 2005, the fund paid transfer agent fees of $3,163,390 to CTB.

     Code of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the fund's manager, the subadviser, and distributors have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. Copies of the codes of ethics of the fund and its manager, subadviser and distributors are on file with the SEC.

Proxy Voting Guidelines and Procedures

     Although individual trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

     LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall main-tain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

     The subadviser's Proxy Voting Policies and Procedures govern in determining how proxies relating tothe fund's portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month periodended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the fund's website at http://www.leggmason.com/InvestorServices and (3) on the SEC's website at http://www.sec.gov.


Distributors


     LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; and PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 serve as the fund's distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the "distribution agreements"), which were approved by the Board and by a majority of the independent trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI and PFS Distributors, Inc. ("PFS Distributors"), the predecessor in interest to PFS, served as the fund's distributors.

     A distributor's obligation is an agency or "best efforts" arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the trustees or by a vote of a majority of the fund's outstanding voting securities, and (b) by the affirmative vote of a majority of trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

     LMIS, CGMI and PFS may be deemed to be underwriters for purposes of the 1933 Act. From time to time, LMIS, CGMI or PFS or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Registered Representatives that sell shares of the fund.


Initial Sales Charges

     The aggregate dollar amount of commissions on Class A and Class C shares were as follows:


Class A Shares (paid to CGMI)+


     For the fiscal years ended November 30:

          2005 ................................             $1,166,000
          2004 ................................             $2,525,000
          2003 ................................             $1,925,000

Class A Shares (paid to PFS)+


     For the fiscal years ended November 30:

          2005 .................................              $377,444
          2004 .................................              $574,865
          2003 .................................              $338,779


----------
+ As of November 20, 2006, the maximum initial sales charge on Class A shares increased.

Class C Shares (paid to CGMI)++


     For the fiscal years ended November 30:

          2005 ................................             $      -0-
          2004 ................................             $  383,000
          2003 ................................             $1,404,000


----------
++   The initial sales charge on Class C shares has been eliminated.





Contingent Deferred Sales Charge


Class A Shares (paid to CGMI)

     For the fiscal years ended November 30:

          2005 ..................................              $ 4,000
          2004 ..................................              $24,000
          2003 ..................................              $ 2,000

Class B Shares (paid to CGMI)

     For the fiscal years ended November 30:

          2005 ................................             $  905,000
          2004 ................................             $1,243,000
          2003 ................................             $1,467,000

Class B Shares (paid to PFS)

     For the fiscal years ended November 30:

          2005 ..................................              $95,676
          2004 ..................................              $   -0-
          2003 ..................................              $   -0-

Class C Shares (paid to CGMI)

     For the fiscal years ended November 30:

          2005 .................................              $ 67,000
          2004 .................................              $101,000
          2003 .................................              $ 54,000


     When the investor makes payment before the settlement date, unless otherwise noted by the investor, the payment will be held as a free credit balance in the investor's brokerage account, and CGMI and PFS may benefit from the temporary use of the funds. The Board has been advised of the benefits to CGMI and PFS resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management and Distribution Agreements for continuance.

     Distribution Arrangements. The fund has adopted an amended shareholder services and distribution plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, B, C, FI and R shares. The only Classes of shares offered for sale through PFS are Class A shares and Class B shares. Under the 12b-1 Plan, the fund pays service and distribution fees to each of LMIS, CGMI and PFS, as applicable, for the services they provide and expenses they bear with respect to the distribution of Class A, B, C, FI and R shares and providing services to Class A, B, C, FI and R shareholders. The co-distributors will provide the fund's Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the fund's Class A, B, C, FI and R shares. In addition, the fund pays distribution fees, with respect to the Class B and Class C shares, at the annual rate of 0.75% and, with respect to Class R shares, at an annual rate of 0.25%, of the fund's average daily net assets.

     Fees under the 12b-1 Plan may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributors, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

     The 12b-1 Plan also provides that the distributors and Service Agents may receive all or a portion of the sales charges paid by Class A, B C, FI and R investors.

     The 12b-1 Plan permits the fund to pay fees to a distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to a distributor and others until the 12b-1 Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

     The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund's distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

     The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph "Qualified" Trustees). The Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each Class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Trust and the distributors provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office who are not interested Trustees of the Company. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the Company's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

     As contemplated by the 12b-1 Plan, each distributor acts as an agent of the Company in connection with the offering of shares of the fund pursuant to the respective Distribution Agreements.

     Dealer reallowances are described in the fund's prospectus.

     Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI and PFS Distributors under separate 12b-1 Plans with respect to shares sold through CGMI and PFS Distributors.

Service Fees and Distribution Fees


     The following service and distribution fees were incurred pursuant to the Distribution Plan during the fiscal years indicated:

Class A Shares

     For the fiscal years ended November 30:

          2005 ................................             $3,775,192
          2004 ................................             $3,096,726
          2003 ................................             $2,065,608

Class B Shares

     For the fiscal years ended November 30:

          2005 ...............................             $ 8,559,839
          2004 ...............................             $11,017,820
          2003 ...............................             $ 9,922,030

Class C Shares

     For the fiscal years ended November 30:

          2005 ................................             $8,963,017
          2004 ................................             $9,858,434
          2003 ................................             $7,550,763


     As Class FI and R shares are newly offered as of the date of this SAI, no fees were paid under the Distribution Plan with respect to those share classes for the periods shown above.

     CGMI and/or PFS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to Service Agents and for accruals for interest on the excess of CGMI and/or PFS expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and contingent deferred sales charge received by CGMI and/or PFS are expressed in the following table:




                                   Financial                      Marketing And
Fiscal Year Ended                 Consultant         Branch        Advertising      Printing         Total
November 30:           Class     Compensation       Expenses         Expenses       Expenses        Expenses
-----------------      -----     ------------       --------      -------------     --------        --------
2005                     A        $1,972,978       $1,797,146       $        0         $0         $ 3,770,124
                         B         3,746,136        1,273,493          632,695          0           5,652,325
                         C         2,390,255        2,137,557        1,200,854          0           5,728,666
                                  ----------       ----------       ----------       ------       -----------
                                  $8,109,369       $5,208,196       $1,833,550         $0         $15,151,114
                                  ==========       ==========       ==========       ======       ===========

                          PORTFOLIO MANAGER DISCLOSURE


     The following tables set forth certain additional information with respect to the fund's portfolio manager. Unless noted otherwise, all information is provided as of November 30, 2005.

Other Accounts Managed by Portfolio Manager


     The table below identifies the portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which the fund's portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. No account had fees based on performance


                                Registered                  Other Pooled
Portfolio                       Investment                   Investment                        Other
Manager(s)                      Companies                     Vehicles                        Accounts
----------                      ----------                  ------------                      --------
Alan Blake                16 Registered investment      3 Other pooled investment      133,901 Other accounts
                          companies with $1.3 billion   vehicles with $0.4 billion     with $15.9 billion in
                          in total assets under         in assets under                total assets under
                          management                    management                     management


Portfolio Manager Compensation

     ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

     ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer. The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

     Potential conflicts of interest may arise when the fund's portfolio manager also has day-today management responsibilities with respect to one or more other funds or other accounts, as is the case for all the portfolio manager listed in the table above.


     The manager, subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:


     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund's ability to take full advantage of the investment opportunity.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.


     Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.


     Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

     The table below identifies ownership of fund securities by the portfolio managers.


                                             Dollar Range of
           Portfolio Manager(s)          Ownership of Securities
           --------------------          -----------------------
                Alan Blake                   $100,001--$500,000

                             PORTFOLIO TRANSACTIONS


     Subject to policies as may be established by the fund's Board from time to time, the subadviser is primarily responsible for the fund's portfolio decisions and the placing of the fund's portfolio transactions, except that the manager manages the cash and the short-term investments of the fund.

     Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. The purchase by the fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by the fund for its three most recent fiscal years is set forth below under "Aggregate Brokerage Commissions Paid."

     Pursuant to the Management Agreement and the Sub-Advisory Agreement, the manager and the subadviser are authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital. In connection with the manager's or subadviser's, as applicable, monitoring of its portfolio transactions for compliance with its policies, the manager and subadviser utilize both an internal committee and a third party service provider.

     In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and the subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the subadviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager and the subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manger or the subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund's costs, the manager and the subadviser do not believe that the receipt of such brokerage and research services significantly reduces its expenses as manageror subadviser, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

     Research services furnished to the manager or subadviser by brokers who effect securities transactions for the fund may be used by the manager or subadviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or the subadviser in managing any particular account, including the fund.

     For the fiscal year ended November 30, 2005, the fund directed brokerage transactions totaling $372,051,212 to brokers because of research services provided. The amount of brokerage commissions paid on all brokerage transactions totaled $659,208.

     The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005, CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

     For the fiscal year ended November 30, 2005, the fund has paid the following in brokerage commissions for portfolio transactions:


                                                                                                % of Total Dollar
                                                                                             Amount of Transactions
                                            Commissions Paid       % of Total Brokerage       Involving Commissions
   Fiscal Year Ending   Total Brokerage        to CGMI and         Commissions Paid to          Paid \to CGMI and
      November 30         Commissions          Affiliates          CGMI and Affiliates             Affiliates
   ------------------   ---------------     ----------------       -------------------       ----------------------
         2005             $2,986,654            $40,000                    1.34%                      1.50%
         2004             $1,150,035            $67,400                    5.86%                      9.39%
         2003             $1,703,357            $46,815                    2.75%                      3.43%


     As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act.

     In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager's or subadviser's other clients. Investment decisions for the fund and for the manager's or subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the manager or subadviser, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

     For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser, as applicable, deem it advisable to purchase or sell securities.

     Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts ("IRAs") and other retirement plans which are not taxed currently on accumulations in their accounts).

The portfolio turnover rates for the fund fiscal years ended November 30, 2004 and 2005 were 5% and 12%, respectively.

     As of November 30, 2005, the fund held the following securities issued by its regular broker-dealers.

                                                                              Value of
                                                        Type of            any Securities
                                                     Security Owned         Owned at end
                                                        D=debt           of current period
Name of Regular Broker or Dealer or Parent (Issuer)     E=equity           (000s omitted)
---------------------------------------------------  --------------        --------------
      Merrill Lynch & Co., Inc.                          E                    245,754
      Morgan Stanley                                     E                    168,090

                               PURCHASE OF SHARES


General


     Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, FI, R or I* shares. Service Agentsmay charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a transfer agent are not subject to a maintenance fee.

     For additional information regarding applicable investment minimums and eligibility requirements, please see the fund's prospectus. There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as "Board Members"), (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the "immediate families" of such persons ("immediate families" are such person's spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. The transfer agent will hold shares purchased in the shareholder's account.

     Share certificates for the fund will no longer be issued. If you currently hold shares of the fund, such certificates will continue to be honored.

----------
*As of November 20, 2006, Class Y shares were renamed Class I shares.

     Purchase orders received by the fund or a Service Agent prior to the close of regular trading on The New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of thefund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

     Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor, the transfer agent or, with respect to a PFS account, Primerica Shareholder Services is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder's account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor, the transfer agent or Primerica Shareholder Services (such fee may be up to $30 for a PFS account). The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder's brokerage account or redeem the shareholder's shares of certain money market funds advised by the manager or its affiliates to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

     The following Classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which Class of shares to purchase.

     Class A Shares. On and after November 20, 2006, Class A shares are sold to investors at the public offering price, which is the net asset value ("NAV") plus an initial sales charge, as described in the fund's prospectus.

     Members of the selling group may receive a portion of the sales charge as described above and may be deemed to be underwriters of the fund as defined in the 1933 Act. The sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see "Sales Charge Waivers and Reductions" below.

     Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and Class C shares is waived. See "Contingent Deferred Sales Charge Provisions" and "Waivers of Contingent Deferred Sales Charge" below.

     Class B and C Shares. Class B and C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See "Contingent Deferred Sales Charge Provisions" below.

     Class FI, R and I Shares. Class FI, R and I shares are sold at net asset value with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

PFS Accounts

     The fund offers two Classes of shares to investors purchasing shares through PFS: Class A shares and Class B shares.

     Initial purchases of shares of the fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services,c/o PFPC Inc. P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Additional investments may be sent directly to PFPC. In processing applications and investments, PFPC acts as agent for the investor and for PFS, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. Shares purchased will be held in the shareholder's account by PFPC. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 for any returned check.

     Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

     Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Registered Representative must contact PFS at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

     Shareholders who establish telephone transaction authority on their account and supply bank account information will be able to make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.


     An account transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder's request.

     Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.


Sales Charge Waivers and Reductions

     Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

     (a) sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the "immediate families" of such persons ("immediate families" are such person's spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

     (b) sales to any employees of Service Agents having dealer, service or other selling agreements with the funds' distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

     (c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

     (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

     (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

     (f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

     (g) purchases by investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker-dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

     In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

     All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

     Accumulation Privilege--Please see the fund's prospectus for information regarding accumulation privileges.

     Letter of Intent--helps you take advantage of breakpoints in Class A sales charges. You may purchaseClass A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

             (1) $ 25,000                  (5) $  500,000
             (2) $ 50,000                  (6) $  750,000
             (3) $100,000                  (7) $1,000,000
             (4) $250,000

     Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners funds.

     When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

     Eligible Fund Purchases. Generally, shares of a Legg Mason Partners fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners funds), Smith Barney S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible.

     This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

     Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your letter of intent asset goal.


     Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

     Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between(a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.


     Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between:(a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.


     Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See "Failure to Meet Asset Level Goal" below. Exchanges in accordance with a fund's prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.


     Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See "Failure to Meet Asset Level Goal" below.


     Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.


     Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your financial professtional, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

"Contingent deferred sales charge shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

     Any applicable contingent deferred sales charge will be assessed on net asset value at the time of purchase or redemption whichever is less.

     Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

     Year Since Purchase Payment Was Made       Contingent Deferred Sales Charge
     ------------------------------------       --------------------------------
     First ...............................                  5.00%
     Second ..............................                  4.00
     Third ...............................                  3.00
     Fourth ..............................                  2.00
     Fifth ...............................                  1.00
     Sixth and thereafter ................                  0.00

     Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends or distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

     In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Legg Mason Partners funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund's distributors receive contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

     The contingent deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder's account balance at the time the withdrawals commence per month up to a maximum of 12.00% in one year. (see "Automatic Cash Withdrawal Plan"); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70(1)/2 (except that shareholders who purchase shares subject to a contingent deferred sales charge prior to May 23, 2005 will be "grandfathered" and will be eligible to obtain the waiver at age 59(1)/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain "wrap fee" or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with a distributor or the manager.

     As of November 20, 2006, the contingent deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

     A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

     Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder's status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

     Retirement plan programs authorized by LMIS prior to November 20, 2006 (collectively, the "Grandfathered Retirement Program") to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of the fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

     Under the Grandfathered Retirement Program, Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

     If a participating plan's total Class C holdings in all non-money market Legg Mason Partners funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

     Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

     For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

                              REDEMPTION OF SHARES


     The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

     If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.


     If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

     The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.


     The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Distribution in Kind


     If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share Price" in the fund's prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.


PFS Accounts


     Shareholders may redeem for cash some or all of their shares of the fund at any time by sending awritten request in proper form directly to Primerica Shareholder Services, c/o PFPC Inc. at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives at
(800) 544-7278 or TDD Line for the Hearing Impaired at (800) 824-1721.


     All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange member, registered securities association member or clearing agency; a savings and loan association; or a federal savings bank.


     Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a retirement plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

     A shareholder may utilize the Primerica Shareholder Services Telephone Redemption service to redeemshares in their account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000.403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder may use the fund's regular redemption procedure described above.

     Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PFPC will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order.


Automatic Cash Withdrawal Plan


     An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders as described in the prospectus. To the extent that withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder's investment in the fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between Classes of the fund.


     Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their Service Agent.

Additional Information Regarding Telephone Redemption And Exchange Program


     Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) day's prior notice to shareholders.

                              VALUATION OF SHARES


     The net asset value per share of the fund's Classes is calculated on each day, Monday through Friday, except days on which NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

Determination of Public Offering Price

     The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.


     Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.


     Class A (net asset value $21.63 based on a maximum initial sales charge of 5.75% of net asset value per share)  ........ $22.95


                               EXCHANGE PRIVILEGE

     General. Except as noted below, shareholders of any of the Legg Mason Partners funds may exchange all or part of their shares for the same class of other Legg Mason Partners funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided the shareholder's Service Agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.


     Exchanges (other than exchanges through a systemtic exchange plan) of Class A, B, C, FI and R shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

     The exchange privilege enables shareholders in any Legg Mason Partners fund to acquire shares of the same class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your Service Agent.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Each distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

     Class A, FI, R and I Exchanges. Class A, FI, R and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

     Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

     Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

     Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See "Grandfathered Retirement Programs" for additional information.

Additional Information Regarding the Exchange Privilege

     The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See "Frequent Purchases and Redemptions of Fund Shares" in the prospectus.

     During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components-redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

     Certain shareholders may be able to exchange shares by telephone. See the fund's Prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

     This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


Dividends and Distributions

     The fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 each year from certain amounts of undistributed ordinary and capital gains realized, in order to avoid a federal excise tax liability.


     If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or contingent deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly at the transfer agent should notify the transfer agent in writing, requesting a change to this reinvest option.

     Dividends on a class of shares of a fund may be lower than another class of shares as a result of different expenses with respect to the classes. Distributions of capital gains, if any, will be in the same amount for each Class of the shares.


Taxes

     The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effects.

The Fund and Its Investments

     The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

     Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

     As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates.

     At November 30, 2005, the fund had, for Federal income tax purposes, approximately $476,000,000 of unused capital loss carryforwards available to offset future capital gains through November 30, 2013.

     The amount and expiration of the carryforward amounts are indicated below. Expiration occurs on November 30 of the year indicated:

          2009 ..............................             $ 24,000,000
          2010 ..............................             $182,000,000
          2011 ..............................             $117,000,000
          2012 ..............................             $ 45,000,000
          2013 ..............................             $108,000,000

     The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

     If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund fails to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and(b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

     The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

     In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund's hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital lossif, on the date of the short sale, "substantially identical property" has been held by the fund for more than oneyear. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securitiesfor dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

     Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

     Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

     If the fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

     Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

     The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

     Dividends and Distributions. Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

     Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

     We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

     If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with exdividend dates within a 365-day period. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


     Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six month period. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

     Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.


     Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes-Taxation of United States Shareholders-Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.


Other Taxation


     Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

     Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


     In general, United Sates federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

     For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

     Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a grade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a real estate investment trust or (until December 31, 2007) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

     However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the real estate investment trust or registered investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a real estate investment trust which is regularly traded on an established US securities market and the real estate investment trust shareholder owned less than 5% of such class of stock at all times during the one-year period ending on the date of the distributions. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

     The foregoing is only a summary of certain material United States federal income tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                             ADDITIONAL INFORMATION


     The trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The trust offers shares of beneficial interest of six separate funds with a par value of $.001 per share. The fund offers shares of beneficial interest currently classified into four Classes--A, B, C and I. Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Distribution Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.


     Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

     The Master Trust Agreement of the fund permits the trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

     Pursuant to the Master Trust Agreement, the trust's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

     The trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

     When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

     The trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On August 16, 1995, the trust's name was changed to Smith Barney Investment Trust. On April 7, 2006, the trust's name was changed to Legg Mason Partners Investment Trust.


     Annual and Semi-Annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self-employed retirement plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

     Licensing Agreement. "Smith Barney" and "Salomon Brothers" are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and managers. Legg Mason and its affiliates, as well as the fund's investment manager, are not affiliated with Citigroup.

Proposed Changes

     The fund's board has approved a number of initiatives designed to streamline and restructure the fund complex and the fund is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, the fund will become a series of a Maryland business trust and will be governed by a board of trustees, rather than a series of a Massachusetts business trust.

     A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust's declaration of trust. Some of the more significant provisions of the trust's declaration are described below.

     Shareholder Voting. The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorizethe merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any seriesor class.

     The fund is not require to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for "dollar-weighted voting" which means that a shareholder's voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

     Election and Removal of Trustees. The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

     Amendments to the Declaration. The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

     Issuance and Redemption of Shares. The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

     Disclosure of Shareholder Holdings. The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

     Small Accounts. The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

     Series and Classes. The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

     Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

     Shareholder, Trustee and Officer Liability. The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a directorof a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a mannerhe or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee's liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

     The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

     Derivative Actions. The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees whoare considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

     The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. ("CGMI") and a number of its then affiliates, including Smith Barney Fund Management LLC ("SBFM"), which were then investment adviser or manager to certain of the Funds (the "Managers"), substantially all of the mutual funds then managed by the Managers (the "Defendant Funds"), and Board Members of the Defendant Funds (collectively, the "Defendants"). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds' contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

     On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint ("Second Amended Complaint") which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, including the fund, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds, including the fund (collectively, the "Second Amended Complaint Defendants"). The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

                                    *  *  *

     On May 31, 2005, the Securities and Exchange Commission (the "SEC") issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the "Affected Funds").

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the "Advisers Act"). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Affected Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management ("CAM"), the Citigroup business unit that, at the time, included the Affected Funds' investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

     The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds' Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

                                     *  *  *

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the "Defendants") based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds' management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys' fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, the Fund's investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund's investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

                                     *  *  *

     On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brother Asset Management Inc) at the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

     Although there can be no assurance, the fund's manager believes that this matter is not likely to have a material adverse effect on the fund.

                                     *  *  *

     The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

                              FINANCIAL STATEMENTS

     The audited financial statements of the fund (Statement of Assets and Liabilities as of November 30, 2005, Statement of Operations for the year ended November 30, 2005, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2005, Financial Highlights for each of the years in the five-year period ended November 30, 2005, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund), are incorporated by reference into this SAI (Filed on February 9, 2006; Accession Number 0001133228-06-000046).

     The un-audited financial statements of the fund (Statement of Assets and Liabilities as of May 31, 2006, Statement of Operations for the six months ended May 31, 2006, Statements of Changes in Net Assets for each of the six months ended May 31, 2006 and the year ended November 30, 2005, Financial Highlights for the six month period ended May 31, 2006 and each of the years in the five-year period ended November 30, 2005, and Notes to Financial Statements, each of which is included in the Semi-Annual Report to Shareholders of the
Fund), are incorporated by reference into this SAI (Filed on August 9, 2006; Accession Number 0001133228-06-00472).

                                   APPENDIX A

                  PROXY VOTING GUIDELINES & PROCEDURES SUMMARY


                Concerning ClearBridge Advisors(1) (Clearbridge)
                      Proxy Voting Policies and Procedures

     The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

     ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

     In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

----------
(1) ClearBridge Advisors comprises ClearBridge Advisors, LLC, ClearBridge Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason. As part of this transaction, ClearBridge Advisors, LLC, ClearBridge Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. Citi Marks include, but are not limited to, "Citigroup Asset Management," "Salomon Brothers Asset Management" and "CAM". All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge Advisors, LLC, ClearBridge Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

     In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

     ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

     If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Part C. Other Information

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrants registration statement on Form N-1A (the "Registration Statement") as initially filed with the Securities and Exchange Commission (the "SEC") on October 21, 1991 (File Nos. 33-43446 and 811-6444).

(a)(1) Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post Effective Amendment No. 18 filed on March 30, 1998.

   (2) Amendment No. 1 to the First Amended and Restated Master Trust Agreement dated June 1, 1998 is incorporated herein by reference to Post-Effective Amendment No. 20 filed on June 26, 1998.

   (3) Amendment No. 2 to the First Amended and Restated Master Trust Agreement dated October 16, 1998 is incorporated herein by reference to Post-Effective Amendment No. 21 filed on November 12, 1998.

   (4) Amendment No. 3 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 29 filed on August 16, 2000.

   (5) Amendment No. 4 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 30 filed on August 16, 2000.

   (6) Amendment No. 5 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 30 filed on August 16, 2000.

   (7) Amendment No. 6 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 30 filed on August 16, 2000.

   (8) Amendment No. 7 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 39 filed on March 26, 2002.

   (9) Amendment No. 8 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 39 filed on March 26, 2002.

   (10) Amendment No. 9 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 41 filed on July 19, 2002.

   (11) Amendment No. 10 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated herein by reference to Post-Effective Amendment No. 46 filed on March 30, 2003.

   (12) Amendment No. 13 to First Amended and Restated Master Trust Agreement dated April 7, 2006 is incorporated herein by reference to Post-Effective Amendment No. 58 filed on April 28, 2006.


   (13)  Certificate of Amendment effective November 17, 2006 is filed herewith.


(b) Amended and Restated By-laws of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 filed on March 30, 2003.

(c)(1) The Registrant's form of stock certificate for Legg Mason Partners Large Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 17 filed on February 20, 1998.

(d)(1) Management Agreement between the Registrant, on behalf of Legg Mason Partners Large Cap Growth Fund, and Legg Mason Partners Fund Advisor, LLC ("LMPFA") dated August 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 59 filed on September 8, 2006.

   (2) Subadvisory Agreement between LMPFA and CAM North America LLC (now ClearBridge Advisors, LLC) dated August 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 59 filed on September 8, 2006.


(e)(1) Form of Distribution Agreement with Citigroup Global Markets, Inc. ("CGMI") is incorporated by reference to Post-Effective Amendment No. 30 filed on August 16, 2000.

   (2) Form of Distribution Agreement with PFS Distributors, Inc. ("PFS") is incorporated by reference to Post-Effective Amendment No. 30 filed on August 16, 2000.

   (3) Form of Amendment to the Distribution Agreement with Citigroup Global Markets, Inc. ("CGMI"), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 filed on January 27, 2006.

   (2) Form of Amendment of Distribution Agreement and Assumption of Duties and Responsibilities, among the Registrant, PFS Distributors, Inc. and PFS Investments, Inc. ("PFS"), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 filed on January 27, 2006.

   (3) Form of Distribution Agreement with Legg Mason Investor Services, LLC ("LMIS") dated as of December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 57 filed on March 30, 2006.

(f)      Emeritus Retirement Plan filed herewith. [GRAPHIC OMITTED]

(g) Form of Custodian Services Agreement between the Registrant and State Street Bank and Trust Company dated as of January 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 56 filed on January 27, 2006.

(h)(1) Transfer Agency and Services Agreement dated January 1, 2006 between the Registrant and PFPC Inc. ("PFPC") is incorporated herein by reference to Post-Effective Amendment No. 56 filed on January 27, 2006.

   (2) Form of License Agreement between the Registrant Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 58 filed on April 28, 2006.

   (3) License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 58 filed on April 28, 2006.

   (4) Form of Fee Waiver and Expense Reimbursement Agreement is filed herewith.

(i)(1) Opinion of Counsel regarding legality of shares being registered is incorporated herein by reference to Pre-Effective Amendment No. 1 filed on December 6, 1991.

   (2) Legal Counsel's consent is incorporated herein by reference to Post-Effective Amendment No. 24 filed on March 30, 1999.

   (3) Opinion of Counsel regarding legality of Class FI and Class R Shares being registered is filed herewith.

(j)(1) Consent of Independent Registered Public Accounting Firm is filed herewith.

   (2) Power of Attorney dated April 12, 2006 is incorporated herein by reference to Post-Effective Amendment No. 58 filed on April 28, 2006.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.

(m)(1) Amended Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners

         Intermediate Maturity New York Municipals Fund, Legg Mason Partners Classic Values Fund, Legg Mason Partners Large Capitalization Growth Fund, Legg Mason Partners Mid Cap Core Fund, Legg Mason Partners S&P 500 Index Fund, and LMIS (relating to Class A, B, C and I shares), dated December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 57 filed on March 30, 2006.


   (2) Amended Shareholder Services and Distribution Plan between the Registrant, on behalf of Legg Mason Partners Large Capitalization Growth Fund, and LMIS (relating to Class FI and R shares), dated August 1, 2006, is filed herewith.

(n)(1) Amended Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 56 filed on January 27, 2006.

   (2) Amended Rule 18f-3(d) Multiple Class Plan of the Registrant is filed herewith.

(o)      Reserved

(p)(1) Amended Code of Ethics of Citigroup Asset Management - North America and Certain Registered Investment Companies, as amended September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 filed on January 27, 2006.

   (2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 56 filed on January 27, 2006.

Item 24. Persons Controlled by or Under Common Control with the Registrant

Not Applicable.

Item 25. Indemnification

The response to this item is incorporated herein by reference to Pre-Effective Amendment No. 1.

The directors and officers of the Registrant and the personnel of the Registrant's manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Reference is hereby made to (a) Section 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (the "CGMI Distribution Agreement"), incorporated by reference herein; (b) paragraph 7 of the Amendment to the CGMI Distribution Agreement incorporated by reference herein; (c) Section 4 of the Distribution Agreement between the Registrant and PFS Distributors, Inc. (the "PFS Distribution Agreement"), incorporated by reference herein; (d) paragraph 7 of the Amendment to the PFS Distribution Agreement incorporated by reference herein; (e) paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, incorporated by reference herein.

Item 26. Business and Other Connections of Investment Adviser

(a) Investment Adviser - Legg Mason Partners Fund Advisor, LLC ("LMPFA") was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason").

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadvisor - ClearBridge Advisors, LLC ("ClearBridge") was formed in 2005 under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.

ClearBridge is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this item 26 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-64710).

Item 27. Principal Underwriters


(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Legg Mason Partners Trust, Legg Mason Partners Variable Portfolios V, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Variable Portfolios III, Inc., Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Equity Fund, Inc., Western Asset Funds II, Inc., Legg Mason Partners Series Funds, Inc., Legg Mason Partners Variable Portfolios I, Inc., Barrett Opportunity Fund, Inc. (prior to 12/1/06, Salomon Brothers Opportunity Fund Inc), Western Asset 2008 Worldwide Dollar Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Legg Mason Partners Capital and Income Fund, Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund, Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolio II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., and various series of unit investment trusts.


Legg Mason Investor Services, LLC ("LMIS"), a distributor of the Registrant, is also a distributor of the following funds:

Legg Mason Partners Trust II
CitiFunds Trust I

Legg Mason Partners Trust

Legg Mason Partners Variable Portfolios V
CitiFunds Premium Trust
CitiFunds Institutional Trust
CitiFunds Trust III
Legg Mason Partners Lifestyle Series, Inc.
Legg Mason Partners Variable Portfolio IV
Legg Mason Partners Investment Series
Consulting Group Capital Markets Funds
High Income Opportunity Fund Inc.
Intermediate Muni Fund, Inc.
Legg Mason Partners Small Cap Core Fund, Inc.
Legg Mason Partners Investment Trust

Real Estate Income Fund Inc.
Managed High Income Portfolio Inc.
Managed Municipals Portfolio Inc.
Municipal High Income Portfolio Inc.
Citigroup Investments Corporate Loan Fund Inc.
Zenix Income Fund Inc.

Legg Mason Partners Capital Fund, Inc.
Legg Mason Partners Investors Value Fund, Inc.
Legg Mason Partners Equity Fund, Inc.
Western Asset Funds II, Inc.
Legg Mason Partners Series Funds, Inc.
Legg Mason Partners Variable Portfolios I, Inc.
Barrett Opportunity Fund, Inc. (prior to 12/1/06, Salomon Brothers Opportunity
  Fund Inc)
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.
Western Asset High Income Fund Inc.
Western Asset High Income Fund II Inc.
Western Asset Emerging Markets Income Fund Inc.
Western Asset Emerging Markets Income Fund II Inc.
Western Asset Emerging Markets Floating Rate Fund Inc.
Western Asset Global High Income Fund Inc.
Western Asset Emerging Markets Debt Fund Inc.
Legg Mason Partners Capital and Income Fund, Inc.
Western Asset Inflation Management Fund Inc.
Western Asset Variable Rate Strategic Fund, Inc.
Western Asset Global Partners Income Fund Inc.
Western Asset Municipal Partners Fund Inc.
Western Asset Municipal Partners Fund II Inc.

Legg Mason Partners Variable Portfolios II
Legg Mason Partners Adjustable Rate Income Fund
Legg Mason Partners Aggressive Growth Fund, Inc.
Legg Mason Partners Appreciation Fund, Inc.
Legg Mason Partners California Municipals Fund, Inc.
Legg Mason Partners Equity Funds
Legg Mason Partners Fundamental Value Fund, Inc.
Legg Mason Partners Funds, Inc.
Legg Mason Partners Income Funds
Smith Barney Institutional Cash Management Fund Inc.
Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Core Plus Bond Fund, Inc.
Legg Mason Partners Managed Municipals Fund, Inc.
Legg Mason Partners Massachusetts Municipals Fund
Legg Mason Partners New Jersey Municipals Fund, Inc.
Smith Barney Money Funds, Inc.
Legg Mason Partners Municipal Funds
Smith Barney Municipal Money Market Fund, Inc.
Legg Mason Partners Oregon Municipals Fund
Legg Mason Partners World Funds, Inc.
Legg Mason Partners Sector Series Inc.
Legg Mason Partners Variable Portfolios III, Inc.
Legg Mason Cash Reserve Trust
Legg Mason Charles Street Trust, Inc.
Legg Mason Global Trust, Inc.
Legg Mason Growth Trust, Inc.
Legg Mason Income Trust, Inc.
Legg Mason Investment Trust, Inc.
Legg Mason Investors Trust, Inc.

Legg Mason Light Street Trust, Inc.
Legg Mason Special Investment Trust, Inc.
Legg Mason Tax Exempt Trust, Inc.
Legg Mason Tax-Free Income Fund
Legg Mason Value Trust, Inc.
Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this. Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve - Managing Director
Mark R. Fetting - Managing Director
D. Stuart Bowers - Vice President
W. Talbot Daley - Vice President
Thomas J. Hirschmann - Vice President
Joseph M. Furey - General Counsel and Chief Compliance Officer
Ronald Holinsky - Counsel
Robert E. Patterson - Counsel
Theresa M. Silberzahn - Chief Financial Officer
Elisabeth F. Craig - AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

With respect to the Registrant's Investment Manager:

(1)   c/o Legg Mason Partners Fund Advisor, LLC
      399 Park Avenue
      New York, NY 10022

With respect to the Registrant's Subadvisor:


(2)   c/o ClearBridge Advisors, LLC
      399 Park Avenue
      New York, NY 10022


With respect to the Registrant's Custodian:

(3)   State Street Bank & Trust Company
      225 Franklin Street
      Boston, MA 02110

With respect to the Registrant's Transfer Agent:

(4)   PFPC Inc.
      P.O. Box 9699
      Providence, Rhode Island
      02940-9699

With respect to the Registrant's Distributors:

(5)   Citigroup Global Markets Inc.
      388 Greenwich Street
      New York, New York 10013

(6)   PFS Investments, Inc.
      3120 Breckinridge Blvd
      Duluth, GA 30099-0062

(7)   Legg Mason Investor Services, LLC
      100 Light Street
      Baltimore, MD 21202

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of November, 2006.


LEGG MASON PARTNERS INVESTMENT
TRUST, on behalf of
its series Legg Mason
Partners Large Cap Growth Fund


/s/ R. Jay Gerken
---------------------------
R. Jay Gerken,
Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on November 30, 2006.


Signature                                          Title
---------                                          -----


/s/ R. Jay Gerken                                  President, Chairman of the
---------------------------                        Board and Chief Executive
R. Jay Gerken                                      Officer


/s/ Kaprel Ozsolak                                 Treasurer and Chief Financial
---------------------------                        Accounting Officer
Kaprel Ozsolak


/s/ Dwight B. Crane*                               Trustee
---------------------------
Dwight B. Crane


/s/ Burt N. Dorsett*                               Trustee
---------------------------
Burt N. Dorsett


/s/ Elliot S. Jaffe*                               Trustee
---------------------------
Elliot S. Jaffe


/s/ Stephen E. Kaufman*                            Trustee
---------------------------
Stephen E. Kaufman


/s/ Cornelius C. Rose, Jr.*                        Trustee
---------------------------
Cornelius C. Rose, Jr.

*By: /s/ R. Jay Gerken
     -------------------
     R. Jay Gerken

     Attorney-in-Fact, pursuant to Power of Attorney dated April 12, 2006.

EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------


  (a)(13)      Certificate of Amendment effective November 17, 2006


  (f)          Emeritus Retirement Plan

  (h)(4)       Form of Fee Waiver and Expense Reimbursement Agreement

  (i)(3) Opinion of Counsel regarding legality of Class FI and Class R Shares being registered

  (j)(1)       Consent of Independent Registered Public Accounting Firm

  (m)(2) Amended Shareholder Services and Distribution Plan between the Registrant, on behalf of Legg Mason Partners Large Capitalization Growth Fund, and LMIS (relating to Class FI and R shares), dated August 1, 2006

  (n)(2)       Amended Rule 18f-3(d) Multiple Class Plan of the Registrant